UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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URANIUM ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

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__________

uranium energy corp.

500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 30, 2020

Dear Stockholder:

The annual meeting of stockholders (the “Annual Meeting”) of Uranium Energy Corp. (the “Company”) will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on July 30, 2020, at 11:00 a.m. (Vancouver time). At the Annual Meeting stockholders will be asked to:

1.	elect Amir Adnani, Spencer Abraham, David Kong, Vincent Della Volpe, Ganpat Mani and Gloria Ballesta to our Board of Directors;

2.	ratify the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020;

3.	approve the Company’s 2020 Stock Incentive Plan;

4.	approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about June 12, 2020, the Company will mail to all stockholders of record, as of June 4, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2019 (the “Annual Report on Form 10-K”) on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on June 4, 2020, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of June 4, 2020, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of June 4, 2020, such as your most recent account statement prior to June 4, 2020, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

The Company is continuing to monitor the potential impact of the coronavirus (COVID-19) on the upcoming Annual Meeting and may decide to forego the in-person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. In such event, stockholders will be notified by press release or other means with additional details as soon as reasonably practicable and will be afforded the same rights and opportunities to participate as they would at an in-person Annual Meeting.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani

Amir Adnani
President, Chief Executive Officer and a director

Dated:     June 8, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 30, 2020: the Proxy Statement, Annual Report on Form 10-K and Form of Proxy are available at www.proxyvote.com.

__________

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uranium energy corp.

500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on July 30, 2020

THE ANNUAL MEETING

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Uranium Energy Corp. (“we”, “us”, “our” or the “Company”) for use in connection with our annual meeting of our stockholders (the “Annual Meeting”) to be held on July 30, 2020, at 11:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about June 12, 2020, the Company will mail to all stockholders of record, as of June 4, 2020 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report on Form 10-K for our fiscal year ended July 31, 2019 (the “Annual Report on Form 10-K”), including our financial statements for such period. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice by mail and would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report on Form 10-K, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401, and at Suite 1830, 1030 West Georgia Street, Vancouver, British Columbia, Canada, V6E 2Y3.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on June 4, 2020, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 184,187,920 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

●	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

●	shares represented by properly executed proxies for which no voting instruction has been given; and

●	broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of June 4, 2020, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies”. If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Secretary at any time before the taking of the vote at the Annual Meeting;

(b)	executing a later-dated proxy and delivering it to our Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)

attending at the Annual Meeting giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401, Attention: Secretary.

Votes Required

Proposal One – Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Approval of 2020 Stock Incentive Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the approval of the Company’s 2020 Stock Incentive Plan. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Four – Executive Compensation: The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, our Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

●	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

●	each nominee for election as one of our directors; or

●	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 8, 2020, by:

●	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

●	each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 184,187,920 shares of common stock outstanding as of June 8, 2020.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following June 8, 2020, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership

Directors and Executive Officers:

Amir Adnani 1030 West Georgia Street, Suite 1830 Vancouver, British Columbia, Canada, V6E 2Y3	4,054,654 (2)	2.2%

Spencer Abraham 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	1,454,587 (3)	*

David Kong 1030 West Georgia Street, Suite 1830 Vancouver, British Columbia, Canada, V6E 2Y3	283,958 (4)	*

Vincent Della Volpe 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	354,302 (5)	*

Ganpat Mani 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	266,258 (6)	*

Gloria Ballesta 1030 West Georgia Street, Suite 1830 Vancouver, British Columbia, Canada, V6E 2Y3	207,163 (7)	*

Pat Obara 1030 West Georgia Street, Suite 1830 Vancouver, British Columbia, Canada, V6E 2Y3	820,886 (8)	*

Scott Melbye 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	904,511 (9)	*

All directors and executive officers as a group (8 persons)	8,346,319 (10)	4.4%

Major Stockholder:

BlackRock Inc. 55 East 52nd Street New York, NY, U.S.A., 10055	12,278,369 (11)	6.7%

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of June 8, 2020, there were 184,187,920 shares of common stock of the Company issued and outstanding.

(2)

This figure represents: (i) 2,661,654 shares of our common stock; (ii) 3,000 shares of our common stock held of record by Mr. Adnani’s wife; (iii) stock options to purchase 1,140,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof; (iv) 100,000 shares of our common stock issuable pursuant to restricted stock units that will vest within 60 days of the date hereof; and (v) 150,000 shares of our common stock issuable pursuant to performance based restricted stock units that will vest within 60 days of the date hereof, subject to the achievement of performance criteria and assuming maximum payout based on an estimation of performance. Such shares of our common stock may be paid out in lesser amounts, or not at all, and will accrue and settle after 36 months.

(3)

This figure represents: (i) 177,920 shares of our common stock; (ii) stock options to purchase 1,270,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof; and (iii) 6,667 shares of our common stock issuable pursuant to restricted stock units that will vest within 60 days of the date hereof.

(4)

This figure represents: (i) 101,958 shares of our common stock; (ii) 7,000 shares of our common stock held of record by Mr. Kong’s wife; and (iii) stock options to purchase 175,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof.

(5)	This figure represents: (i) 189,302 shares of our common stock; and (ii) stock options to purchase 165,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof.
(6)	This figure represents: (i) 116,258 shares of our common stock; and (ii) stock options to purchase 150,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof.
(7)	This figure represents: (i) 42,163 shares of our common stock; and (ii) stock options to purchase 165,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof.
(8)

This figure represents: (i) 369,552 shares of our common stock; (ii) stock options to purchase 368,000 shares of our common stock, which have vested or will vest within 60 days of the date hereof; (iii) 33,334 shares of our common stock issuable pursuant to restricted stock units that will vest within 60 days of the date hereof; and (iv) 50,000 shares of our common stock issuable pursuant to performance based restricted stock units that will vest within 60 days of the date hereof, subject to the achievement of performance criteria and assuming maximum payout based on an estimation of performance. Such shares of our common stock may be paid out in lesser amounts, or not at all, and will accrue and settle after 36 months.

(9)

This figure represents: (i) 304,511 shares of our common stock; (ii) stock options to purchase 562,500 shares of our common stock, which have vested or will vest within 60 days of the date hereof; (iii) 15,000 shares of our common stock issuable pursuant to restricted stock units that will vest within 60 days of the date hereof; and (iv) 22,500 shares of our common stock issuable pursuant to performance based restricted stock units that will vest within 60 days of the date hereof, subject to the achievement of performance criteria and assuming maximum payout based on an estimation of performance. Such shares of our common stock may be paid out in lesser amounts, or not at all, and will accrue and settle after 36 months.

(10)

This figure represents: (i) 3,973,318 shares of our common stock; (ii) stock options to purchase 3,995,500 shares of our common stock; (iii) 155,001 shares of our common stock issuable pursuant to restricted stock units; and (iv) 222,500 shares of our common stock issuable pursuant to performance based restricted stock units.

(11)	This information is based on a Form 13F filed with the SEC by BlackRock Inc. on May 1, 2020.

Changes in Control

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may, at a subsequent date, result in a change in our control.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected annually at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Amir Adnani, Spencer Abraham, David Kong, Vincent Della Volpe, Ganpat Mani and Gloria Ballesta, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Our Board of Directors has conducted an extensive board effectiveness assessment with regard to each director nominee, and it has determined that each director nominee meets a high standard in terms of meeting attendance, preparation and engagement with the Company. All are highly effective and bring a diverse set of backgrounds and expertise to the Board of Directors.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of June 8, 2020, are as follows:

Name	Age	Position with the Company
Amir Adnani	42	President, Chief Executive Officer, Principal Executive Officer and a director
Spencer Abraham	67	Chairman and a director
David Kong	73	Lead independent director
Vincent Della Volpe	77	A director
Ganpat Mani	72	A director
Gloria Ballesta	44	A director
Pat Obara	64	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer
Scott Melbye	57	Executive Vice President

The following describes the business experience of each nominee for election to our Board of Directors, including other directorships held in reporting companies:

Amir Adnani. Amir Adnani is a founder of the Company and has served as our President, Chief Executive Officer and a director since January 2005. Under his leadership, we have moved from concept to initial extraction in the United States in five years and we have developed a pipeline of low-cost, near-term production projects.

Mr. Adnani has been invited to speak at prominent industry conferences organized by the International Atomic Energy Agency, World Nuclear Fuel Market and the Milken Institute. He is a frequent contributor to the business media, including The Wall Street Journal, Bloomberg, CNBC and Fox Business News.

Fortune magazine distinguished Mr. Adnani on their “40 Under 40, Ones to Watch” list of North American executives. He was selected as one of “Mining’s Future Leaders” by Mining Journal, a UK-based global industry publication. He was a nominee for Ernst & Young’s “Entrepreneur of the Year” distinction.

Mr. Adnani is the founder and Chairman of GoldMining Inc., a publicly-listed gold acquisition and development company and is the Chairman of Uranium Royalty Corp., a publicly-listed uranium royalty company. Mr. Adnani holds a Bachelor of Science degree from the University of British Columbia and is a director of the university’s Alumni Association.

The Board of Directors has concluded that Mr. Adnani should serve as a director given his involvement with the Company since its inception and his experience in the uranium industry.

Spencer Abraham. Spencer Abraham has served as Chairman (non-executive) of our Board of Directors since March 2017. Mr. Abraham served as Executive Chairman from October 2015 to March 2017 and as the Chairman of our Advisory Board from December 2012 to October 2015. Mr. Abraham is the Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C. President George W. Bush selected Mr. Abraham as the tenth Secretary of Energy of the United States in 2001. During his tenure at the Energy Department from 2001 to 2005, Mr. Abraham developed policies and regulations to ensure the nation’s energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy and nuclear energy policy, developed relationships with international governments, including members of the Organization of the Petroleum Exporting Countries, and led the landmark nuclear nonproliferation HEU program between the United States and Russia. Mr. Abraham served as a United States Senator for the State of Michigan from 1995 to 2001. At a time when the Trump Administration and Congress are considering significant issues pertaining to the U.S. uranium mining sector, Mr. Abraham’s expertise in the public policy arena is especially valuable and he is very actively involved in working with the Company to address these matters.

Mr. Abraham has served as a director of Two Harbors Investment Corp. (NYSE: TWO) since May 2014, as a director of PBF Energy Inc. (NYSE: PBF) since October 2012 and as a director of NRG Energy, Inc. (NYSE: NRG) since December 2012. Mr. Abraham served as a director of GenOn Energy, Inc. from January to December 2012, when it was acquired by NRG Energy, Inc. Previously, Mr. Abraham served as a director of Occidental Petroleum Corporation (NYSE: OXY) from 2005 to May 2020, as the non-executive Chairman of the Board of Directors of AREVA Inc., the North American subsidiary of AREVA, and on the boards of several other public and private companies.

Mr. Abraham holds a Juris Doctor degree from Harvard Law School and is an alumnus of Michigan State University.

The Board of Directors has concluded that Mr. Abraham should serve as a director given his extensive experience in the energy sector, including directing key aspects of energy strategy as Secretary of Energy of the United States from 2001 to 2005, and as a board member of various public companies in the oil, gas and power sector.

David Kong. David Kong has served on our Board of Directors since January 2011 and serves as our lead independent director. Mr. Kong serves as a director of New Pacific Metals Corp., a public company listed on the TSX Venture Exchange (the “TSX-V”) since November 2010, as a director of Silvercorp Metals Inc., a public company listed on the Toronto Stock Exchange (the “TSX”) and the NYSE American since November 2011, and as a director of GoldMining Inc., a public company listed on the TSX since October 2010.

Previously, Mr. Kong served as a director of New Era Minerals Inc., a public company listed on the TSX-V from June 2014 to April 2016.

Mr. Kong holds a Bachelor in Business Administration and earned his Chartered Accountant designation (CPA, CA) in British Columbia, Canada, in 1978. Mr. Kong was a partner at Ellis Foster, Chartered Accountants, from 1981 to 2004, before merging with Ernst & Young LLP, Chartered Professional Accountants, in 2005, where he was a partner until 2010. Mr. Kong is a certified director (ICD.D) of the Institute of Corporate Directors.

The Board of Directors has concluded that Mr. Kong should serve as a director given his business experience and specialized expertise in finance and accounting.

Vincent Della Volpe. Vincent Della Volpe has served on our Board of Directors since July 2007. Mr. Della Volpe has served as a professional money manager for over 35 years, including as a senior portfolio manager of pension funds for Honeywell Corporation and senior vice president of the YMCA Retirement fund in New York. Throughout his career, Mr. Della Volpe has particularly focused on the management of energy and utility equity portfolios, and he also has experience managing venture capital investments. Mr. Della Volpe holds a Bachelor of Arts in Accounting and an MBA in finance, both from Seton Hall University.

The Board of Directors has concluded that Mr. Della Volpe should serve as a director given his involvement with the Company since 2007 and his specialized expertise in finance.

Ganpat Mani. Ganpat Mani has served on our Board of Directors since June 2014 and as a director of Uranium Participation Corporation since July 2014. From 2009 to 2013, Mr. Mani was President and Chief Executive Officer of ConverDyn, a partnership between affiliates of Honeywell International Inc. and General Atomics, which specializes in the nuclear fuel conversion trade. During this time he also served as a director of the Nuclear Energy Institute and was a member of the U.S. Civil Nuclear Trade Advisory Committee. Mr. Mani is a highly-experienced negotiator of contracts with major private and state-owned corporations in Asia, Europe and the U.S. Notably, Mr. Mani negotiated the agreement for the return of uranium feed from the Metropolis conversion facility under the Megatons to Megawatts program between the U.S. and Russia. He also met with government and industry organizations as part of the U.S. Department of Commerce’s multiple nuclear trade missions to India.

From 1994 to 2007, Mr. Mani held several senior marketing positions with ConverDyn, including having served as Senior Vice President. At ConverDyn, he was responsible for relations with major nuclear utilities in Asia, Europe and the U.S. and with enrichment companies in Europe and the U.S. Mr. Mani has prepared position papers and draft legislative language for, and represented ConverDyn in, meetings with the United States Departments of Commerce, Energy and State and with industry trade organizations. From 1973 to 1994, Mr. Mani worked at Honeywell International Inc. (formerly Allied-Signal Inc.), where his career spanned a variety of functional areas and product lines.

Mr. Mani holds an MBA from Rutgers University and a Bachelor of Technology Degree in Metallurgical Engineering from Loughborough University, United Kingdom.

The Board of Directors has concluded that Mr. Mani should serve as a director given his experience in the uranium industry, particularly his in-depth knowledge of the global nuclear fuel market.

Gloria Ballesta. Gloria Ballesta has served on our Board of Directors since July 2018. Ms. Ballesta is the Chief Executive Officer of Content Mode SAS, a contact center based in Colombia, since January 2016, and serves as a director of GoldMining Inc., a public company listed on the TSX since August 2010. Ms. Ballesta has experience managing administrative and compliance procedures for spin-offs, take-overs and financings of various public companies. Ms. Ballesta holds an LLB (Hons.) from the CEU Cardenal Herrera University in Spain and a Master's degree in Marketing and Business Management from ESIC School of Business in Spain.

The Board of Directors has concluded that Ms. Ballesta should serve as a director given her significant international experience and experience serving as an independent director for other reporting companies.

The following describes the business experience of each of the non-director executive officers of the Company:

Pat Obara. Pat Obara has served as our Secretary, Treasurer and Chief Financial Officer since October 2015, and served as our Chief Financial Officer from August 2006 to January 2011 and as our Vice President Administration from January 2011 to October 2015. Mr. Obara currently serves as the Chief Financial Officer and Secretary of GoldMining Inc., a public company listed on the TSX, and served as a director of GoldMining Inc. from September 2009 to May 2018. Mr. Obara holds a degree in Building Technology, Land and Construction Economics from the British Columbia Institute of Technology.

Scott Melbye. Mr. Melbye has served as our Executive Vice President since September 2014. Mr. Melbye is a 36-year veteran of the nuclear energy industry having held key leadership positions in major global uranium mining companies and various industry organizations. He has passionately promoted the growth and competitiveness of the nuclear fuel cycle in supporting nuclear power as a clean, affordable and reliable source of energy to meet the world’s ever-expanding needs.

As our Executive Vice President, Mr. Melbye is responsible for the uranium marketing and sales function and is a key contributor towards the achievement of the Company’s strategic growth objectives. Mr. Melbye currently serves as the Chief Executive Officer, President and a director of Uranium Royalty Corp., a public company listed on the TSX-V. From 2014 to 2018, Mr. Melbye served as the Vice President, Commercial at Uranium Participation Corporation, managing a publicly traded fund which allows investors to speculate on physical uranium holdings. Concurrently at that time, Mr. Melbye served as an Advisor to the Chairman of Kazatomprom, the world’s leading uranium producer in Kazakhstan, guiding their business transformation process as it related to marketing and sales strategy. Through June 2014, Mr. Melbye was Executive Vice President, Marketing for Uranium One, responsible for global sales activities, where he expanded the company’s forward book, particularly in the emerging markets of the United Arab Emirates and China. He also supported the global investor-relations efforts of the CEO during the time that Uranium One was publicly traded on the TSX. Uranium One is among the world’s top four uranium producers from its mines in Kazakhstan and the United States, and is the wholly-owned mining subsidiary of the Russian nuclear energy company Rosatom.

Prior to this, Mr. Melbye spent 22 years with the Cameco Group of companies, both in the Saskatoon head office and with their U.S. subsidiaries. He most recently served as President of Cameco Inc., the subsidiary responsible for managing the company’s world-wide uranium marketing and trading activities (annual sales exceeding 30 million pounds U3O8 through established relationships with most global nuclear utilities). Mr. Melbye’s previous experience includes uranium brokerage and trading at Nukem Inc. in New York, and nuclear fuel procurement at the Palo Verde Nuclear Generating Station in Arizona.

Mr. Melbye is a frequent speaker at nuclear industry conferences and has participated in numerous high-level, United States and Canadian trade missions to markets such as China, India, United Arab Emirates and Mexico. In 1999, Mr. Melbye provided expert testimony in support of Kazakhstan before the International Trade Commission in Washington, D.C., which lifted trade restrictions on Kazakh uranium in the United States. He is a past Chair of the Board of Governors of the World Nuclear Fuel Market (WNFM), and former President of the Uranium Producers of America (“UPA”). The UPA is the domestic uranium mining industry organization which promotes rational regulatory policy and responsible disposition of United States Department of Energy inventories, a topic in which Mr. Melbye testified before the House Oversight Committee in 2015. Mr. Melbye has been active in grassroots Republican politics, having worked on two United States Senate races and serving on a statewide leadership team for Bush/Cheney ’04. Mr. Melbye received a Bachelor of Science in Business Administration with degree specialization in International Business from Arizona State University in 1984.

Term of Office

All of our directors hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees other than our executive officers.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Meetings of Directors During the Last Fiscal Year

The Company’s Board of Directors held five meetings in person or by teleconference during the fiscal year ended July 31, 2019 (“Fiscal 2019”). Each director attended at least 80% of the total number of meetings of the Board of Directors held during Fiscal 2019. Each director attended at least 75% of the total number of meetings held by the board committees on which the director served during Fiscal 2019.

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend. All directors attended the 2019 annual meeting of stockholders in person or by teleconference.

Board Independence

The Board of Directors has determined that David Kong, Vincent Della Volpe, Ganpat Mani and Gloria Ballesta each qualify as independent directors under the listing standards of the NYSE American. David Kong serves as our lead independent director.

Committees of the Board of Directors

Our Board of Directors currently has three board committees: an Audit Committee; a Compensation Committee; and a Corporate Governance and Nominating Committee. These committees operate pursuant to charters adopted in respect of each committee, each of which are posted on the Company’s website at www.uraniumenergy.com.

The following sets forth information relating to the Company’s Board of Directors’ committees:

Audit Committee

Our Audit Committee has been structured to comply with Rule 10A-3 under the Exchange Act. Our Audit Committee is comprised of David Kong, Vincent Della Volpe and Gloria Ballesta. In Fiscal 2019, Ivan Obolensky served as a member of the Audit Committee until November 26, 2018, when he retired as a director, and the vacancy on the Audit Committee was filled by Gloria Ballesta. Our Board of Directors has determined that each member of the Audit Committee meets the audit committee member independence standards of the NYSE American. Mr. Kong is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Kong satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the SEC. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company’s consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

The Audit Committee meets with management and our external auditors to review matters affecting the Company’s financial reporting, the system of internal accounting and financial controls and procedures, audit procedures and audit plans. The Audit Committee reviews significant financial risks and any off-balance sheet transactions and is involved in the appointment of senior financial executives.

The Audit Committee is mandated to monitor the Company’s annual audit, quarterly review and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in the Company’s public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The Company’s external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor’s engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by its external auditors which are not related to the audit.

We will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

The Audit Committee discharged its mandate in respect of Fiscal 2019, including the review and recommendation to our Board of Directors of all financial disclosure contained in the Company’s public documents. The Audit Committee held four meetings in person during Fiscal 2019. The Audit Committee met without Company management being present at its meeting with respect to the Company’s fiscal year end.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for Fiscal 2019 with Company management. In addition, the Audit Committee has discussed with the Company’s former independent registered public accounting firm, Ernst & Young LLP, Chartered Professional Accountants, the matters required to be discussed in accordance with Auditing Standard No. 1301 Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for Fiscal 2019 be included in the Company’s Annual Report on Form 10-K. The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020. This report is provided by the following independent directors who comprise the Audit Committee: David Kong; Vincent Della Volpe; and Gloria Ballesta.

Compensation Committee

Our Compensation Committee is comprised of Vincent Della Volpe, David Kong and Gloria Ballesta. In Fiscal 2019, Ivan Obolensky served as a member of the Compensation Committee until November 26, 2018, when he retired as a director, and the vacancy on the Compensation Committee was filled by Gloria Ballesta. Our Board of Directors has determined that each member of the Compensation Committee meets the compensation committee independence standards of the NYSE American. Mr. Della Volpe is the Chairman of the Compensation Committee.

The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and employees and providing advice on compensation structures in the various jurisdictions in which the Company operates. In addition, the Compensation Committee reviews and oversees our overall compensation objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits. The Compensation Committee held one meeting in person during Fiscal 2019. The Compensation Committee acted without Company management’s involvement during Fiscal 2019.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is comprised of Vincent Della Volpe, David Kong and Ganpat Mani. In Fiscal 2019, Ivan Obolensky served as a member of the Corporate Governance and Nominating Committee until November 26, 2018, when he retired as a director, and the vacancy on the Corporate Governance and Nominating Committee was filled by Ganpat Mani. Our Board of Directors has determined that each member of the Corporate Governance and Nominating Committee meets the independence standards of the NYSE American. Mr. Della Volpe is the Chairman of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee is responsible for developing an appropriate approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, reviewing board procedures, size and organization and monitoring senior management with respect to governance issues.

The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become Board of Director members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Corporate Governance and Nominating Committee assesses all nominees using generally the same criteria. In nominating candidates, the Corporate Governance and Nominating Committee takes into consideration such factors as it deems appropriate, including skills, knowledge, experience and personal character, as well as the needs of the Company.

Board Diversity

The Board of Directors has adopted a written diversity policy (the “Diversity Policy”) that sets out the Company’s approach to diversity, including gender, on the Board of Directors and among the executive officers of the Company.  The Corporate Governance and Nominating Committee and the Board of Directors aim to attract and maintain directors and an executive team that have an appropriate mix of diversity, skill and expertise.

Pursuant to the Diversity Policy, all Board of Directors and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board of Directors and the executive team, with due consideration given to the benefits of diversity. Pursuant to the Diversity Policy, when considering the composition of, and individuals to nominate or hire to, the Board of Directors and the executive team, the Corporate Governance and Nominating Committee and the Board of Directors, as applicable, shall consider diversity from a number of aspects including, but not limited to, gender, age, ethnicity and cultural diversity.  In addition, when assessing and identifying potential new members to join the Board of Directors or the executive team, the Corporate Governance and Nominating Committee and the Board of Directors, as applicable, considers the current level of diversity on the Board of Directors and the executive team.

The Corporate Governance and Nominating Committee and the Board of Directors are responsible for developing measurable objectives to implement the Diversity Policy and to measure its effectiveness. The Corporate Governance and Nominating Committee meets annually, or otherwise as applicable, to consider whether to set targets based on diversity for the appointment of individuals to the Board of Directors or the executive team, recognizing that, notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience.

As at the date of this Proxy Statement, four of our six directors are diverse based on ethnicity and our Company has one female director. There are no female members of the executive team.  The Board of Directors believes that diversity will increase the effectiveness of the Board of Directors and the long-term performance of the Company.

The Corporate Governance and Nominating Committee has performed a review of the experience, qualifications, attributes and skills of our Company’s current directors and believes that our Company’s current directors possess a variety of complementary skills and characteristics, including the following:

●	personal characteristics, including leadership, character, integrity, accountability, sound business judgment and personal reputation;

●	successful business or professional experience;

●	various areas of expertise or experience, including financial, strategic and general management;

●	willingness and ability to commit the necessary time to fully discharge the responsibilities of a director in connection with the affairs of the Company;

●	a demonstrated commitment to the success of the Company; and

●	diverse perspectives, qualifications and knowledge.

For a discussion of the specific backgrounds and qualifications of our director nominees, see “Directors and Executive Officers” in this Proxy Statement.

The Corporate Governance and Nominating Committee considers nominees recommended by stockholders if such recommendations are made in writing to the Corporate Governance and Nominating Committee and evaluates nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Company’s Corporate Governance and Nominating Committee, c/o Uranium Energy Corp., at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401.

The Corporate Governance and Nominating Committee held one meeting in person during Fiscal 2019. The Corporate Governance and Nominating Committee acted without Company management’s involvement during Fiscal 2019.

During Fiscal 2019 and thereafter the Corporate Governance and Nominating Committee:

●	considered management’s recommendations with respect to areas where the Company’s governance policies and procedures may be improved;

●	recommended modifications to the Company’s Stock Incentive Plan; and

●	reviewed Board of Director composition, membership on the Board committees and executive roles.

Director Commitments

In Fiscal 2019 the Corporate Governance and Nominating Committee evaluated each director’s commitment to devoting the necessary time and attention to fulfill his or her responsibilities as a member of our Board of Directors. The Corporate Governance and Nominating Committee considered that Amir Adnani, our President, Chief Executive Officer and a director, serves as a director on two additional public company boards. The Corporate Governance and Nominating Committee believes that Mr. Adnani’s continued service on our Board of Directors is in the best interest of our stockholders. Mr. Adnani is a founder of our Company and contributes significant industry knowledge, operational expertise and leadership to our Board of Directors. Mr. Adnani attended all meetings of our Board of Directors held in Fiscal 2019, is consistently prepared for meetings and is appropriately engaged with management and the other members of our Board of Directors outside of meetings. The Corporate Governance and Nominating Committee further determined that Mr. Adnani’s other commitments have not limited his ability to devote the necessary time and attention to fulfill his responsibilities as a member of our Board of Directors and that each of the Company’s directors meets a high standard of meeting attendance, preparation and engagement with our Company.

Stockholder Communications

Stockholders may contact an individual director, including the lead independent director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Uranium Energy Corp., at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401, Attention: Secretary; or (ii) sending an e-mail message to info@uraniumenergy.com.

Our Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the lead independent director, the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all directors and officers. The Code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the Code to the appropriate person or persons identified in the Code; and

●	accountability for adherence to the Code.

Our Code can be viewed on our website at www.uraniumenergy.com.

Involvement in Certain Legal Proceedings

Except as disclosed in this Proxy Statement, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1.

a petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(a)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)	engaging in any type of business practice; or

(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4.

such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity;

5.

such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6.

such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

such person was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)	any federal or state securities or commodities law or regulation;

(b)

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no material legal proceedings to which any of our directors or executive officers is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Certain Relationships and Related Party Transactions

Except as described below, since the beginning of Fiscal 2019, none of our directors, nominees for director, officers or principal stockholders, nor any immediate family members of the foregoing, has or have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which the Company was to be a participant and in which the amount involved exceeds $120,000.

During Fiscal 2019, the Company incurred $149,692 in general and administrative costs paid to Blender Media Inc. (“Blender”), a company controlled by Arash Adnani, a direct family member of our President and Chief Executive Officer, for various services, including information technology, corporate branding, media, website design, maintenance and hosting, provided to our Company.

At July 31, 2019 the amount owing to Blender totaled $68,680. The amount was unsecured, non-interest bearing and due on demand.

During the three months ended October 31, 2018, the Company advanced $152,184 (CA$200,000) to Arash Adnani, for and on behalf of Blender, in anticipation for various advertising and media buying services to be provided to the Company both during and after that period.  Subsequently, during the three months ended January 31, 2019, the advanced funds were returned to the Company in full as the intended services were not required and rendered as originally anticipated.  As a result, the amount due from Arash Adnani/Blender was $Nil as of July 31, 2019.

Subsequent to Fiscal 2019 the Company incurred $36,849 and $105,339 (three and nine months ended April 30, 2020), respectively, in general and administrative costs paid to Blender. At April 30, 2020 the amount owing to Blender was $16,175.

Our Audit Committee is charged with reviewing and approving all related party transactions and reviewing and making recommendations to the Board of Directors, or approving any contracts or other transactions with any of our current or former executive officers. The Charter of the Audit Committee sets forth the Company’s written policy for the review of related party transactions.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that all such reports were timely filed during Fiscal 2019 within two business days as required by the SEC.

Board Leadership Structure and Role in Risk Oversight

Our leadership structure is comprised of a President and Chief Executive Officer, a Chairman and a lead independent director. The role of our lead independent director includes: (i) to preside at all executive sessions of the independent directors; (ii) to have authority to call meetings of the independent directors; (iii) to serve as the principal liaison and facilitator between the independent directors, the Chairman, the Chief Executive Officer and senior management; (iv) to provide feedback from executive sessions of the independent directors to the Chairman, Chief Executive Officer and senior management; (v) to be available for consultation and communication with major stockholders where appropriate, upon reasonable request; and (vi) to perform such other functions as the Board of Directors may request.

Our Board of Directors takes an active role in risk oversight of the Company. Our executive officers report any significant risks that come to their attention to our Board of Directors. Our Audit Committee reviews significant financial risks and enterprise risks and reports them to our Board of Directors as well.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

Our Board of Directors has established a Compensation Committee that operates under a written Charter approved by the Board of Directors. Our Compensation Committee is comprised of Vincent Della Volpe, David Kong and Gloria Ballesta. In Fiscal 2019, Ivan Obolensky served as a member of the Compensation Committee until November 26, 2018, when he retired as a director, and the vacancy on the Compensation Committee was filled by Gloria Ballesta. Our Board of Directors has determined that each member of the Compensation Committee meets the compensation committee independence standards of the NYSE American. Mr. Della Volpe is the Chairman of the Compensation Committee. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company. The independence of the Compensation Committee members is re-assessed regularly by the Company.

The Compensation Committee of our Board of Directors is responsible for establishing and administering the Company’s executive and director compensation.

The responsibilities of the Compensation Committee, as stated in its Charter, include the following:

●	review and approve the Company’s compensation guidelines and structure;

●	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including base compensation, bonus, incentive and equity compensation; and

●	periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Since May 2012, consistent with good governance practices, the Compensation Committee retains on an annual basis an independent compensation advisor to provide advice on the structure and levels of compensation for our executive officers and directors and to undertake a comprehensive review of our incentive plans. In Fiscal 2019 the Compensation Committee retained Global Governance Advisors (“GGA”) to provide independent compensation advice to the Compensation Committee and to the Board of Directors. GGA is an internationally recognized, independent advisory firm that provides counsel to boards of directors on matters relating to executive compensation and governance. GGA is retained to continually review the compensation levels for the Company’s executive officers and directors and short and long-term incentive plans, and to evaluate and make recommendations on the Company’s overall executive and director compensation philosophy, objectives and approach.

GGA’s services in Fiscal 2019 included:

●	compensation philosophy validation;

●	peer group review;

●	executive compensation review for our Chief Executive Officer, Chief Financial Officer and Executive Vice President;

●	short-term incentive plan design and performance review of peer group;

●	long-term incentive plan review of peer group;

●	performance based restricted stock unit design and long-term incentive plan mix evaluation;

●	non-management director compensation review; and

●	review of compensation discussion and analysis in the Company’s proxy statement.

Fees paid for GGA’s services for our last two fiscal years were $27,228 and $20,650 for Fiscal 2018 and Fiscal 2019, respectively.

The Compensation Committee reviews all fees and the terms of consulting services provided by GGA.

Overview of Executive Compensation Program

In Fiscal 2019, with the recommendations put forth by GGA (the “GGA Recommendations”), the Compensation Committee maintained the following general principles in determining its executive and non-management director total compensation plans.

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry, which is a competitive, global labor market.

The Compensation Committee’s compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Compensation Committee compensates executive management primarily through base compensation and equity compensation, designed to be competitive with comparable companies, and to align management’s compensation with the long-term interests of stockholders. In determining executive management’s compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive in each instance.

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

●	to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

●	to reward each executive based on individual and corporate performance and to incentivize such executives to drive the organization’s current growth and sustainability objectives.

The following key principles guide the Company’s overall compensation philosophy:

●	compensation is designed to align executives to the critical business issues facing the Company;

●	compensation should be fair and reasonable to stockholders and be set with reference to the local market and similar positions of comparable companies;

●

a substantial portion of total compensation is at-risk and linked to individual efforts, as well as divisional and corporate performance. This ensures the link between executive pay and business performance;

●	an appropriate portion of total compensation should be equity-based, aligning the interests of executives with stockholders; and

●	compensation should be transparent to the Board of Directors, executives and stockholders.

Benchmarking Compensation and Peer Groups

In Fiscal 2019 the Compensation Committee commissioned a peer group review from GGA as part of a more holistic executive and director compensation review, in order to address changes in the external market and to ensure that the Company continued to benchmark executive compensation with appropriate market comparators. The Compensation Committee considered the complexity of the Company and the range of size of several of the appropriate comparable companies and, with the GGA Recommendations provided to them, established a revised peer group to better reflect the Company’s current business. The Company joined the Russell 3000 index in 2017, however, it is still pre-revenue. To account for the current strategy and size as well as to reflect being listed on the Russell 3000 index, the Company’s Compensation Committee considered two peer groups in the GGA Recommendations that helped formulate its final decisions. The primary peer group (the “Primary Peer Group”) consisted of companies operating in the oil, gas and consumable fuels sector, primarily in North America, of similar size and having a market capitalization generally below $400 million, ranging between 0.25 times and four times the Company’s. Total assets and revenue were also considered as part of the peer selection process. The Company’s market capitalization was positioned around the median at the time of the GGA Recommendations. The secondary peer group (the “Secondary Peer Group”) consisted of a broader group of companies, primarily operating in the oil, gas and consumable fuels sector, of similar size and having a market capitalization generally below $500 million. These companies provided important context to the market in which the Company competes for talent. The Primary Peer Group was used by the Compensation Committee to establish the compensation levels for the Company’s executives and its Board of Directors. The Secondary Peer Group was used as an additional reference point of competitive pay and also to analyze pay practices and additional market trends existing among Russell 3000 index listed companies.

In Fiscal 2019, with the GGA Recommendations, our compensation philosophy aimed to align both our executive and Board of Director compensation around the median of the Primary Peer Group.

Primary Peer Group
Abraxas Petroleum Corporation	Denison Mines Corp.	Hallador Energy Company	PolyMet Mining Corp.
Adams Resources & Energy, Inc.	Energy Fuels Inc.	Isramco, Inc.	Silvercorp Metals Inc.
Approach Resources Inc.	Evolution Petroleum Corporation	Laramide Resources Ltd.	UEX Corporation
Comstock Resources, Inc.	Fission Uranium Corp.	NexGen Energy Ltd.	UR-Energy Inc.

Secondary Peer Group (Russell 3000 Index Listed)
Abraxas Petroleum Corporation	Era Group Inc.	Midstates Petroleum Company, Inc.	REX American Resources Corporation
Adams Resources & Energy, Inc.	Evolution Petroleum Corporation	NACCO Industries, Inc.	RigNet, Inc.
Bonanza Creek Energy, Inc.	Geospace Technologies Corporation	Natural Gas Services Group, Inc.	Ring Energy, Inc.
Clean Energy Fuels Corp.	Hallador Energy Company	NCS Multistage Holdings, Inc.	SandRidge Energy, Inc.
Contango Oil & Gas Company	Independence Contract Drilling, Inc.	Overseas Shipholding Group, Inc.	SilverBow Resources, Inc.
Earthstone Energy, Inc.	Isramco, Inc.	Panhandle Oil and Gas Inc.	Solaris Oilfield Infrastructure, Inc.

Compensation Elements and Rationale

There are three basic components to the Company’s executive compensation program: base compensation; short-term incentive awards; and long-term incentive equity compensation.

Base Compensation

Base compensation is the foundation of the compensation program and is intended to compensate competitively relative to comparable companies within our industry and the marketplace where we compete for talent. Base compensation is a fixed component of the compensation program and is used as the base to determine elements of incentive compensation and benefits.

Effective from May 1, 2016 and April 1, 2020 the base compensation paid to our executive officers was reduced on a non-accrued basis as more particularly described under “Executive Services Agreements” below.

Short-Term Incentive Awards

Our short-term incentive plan (the “STIP”) is a variable component of compensation and has the objective of motivating the executive officers to achieve pre-determined objectives over a one-year period and to provide a means to reward the achievement of corporate milestones and fulfillment of the annual business plan.

Historically, the amount of the short-term incentive awards paid to the Company’s executive officers was determined by the Company’s Compensation Committee on a discretionary basis, given the Company’s stage of development and its transitional stage of growth, based on the expected benefits to the Company for meeting its performance targets, the Company’s available resources and market conditions.

As of our fiscal year ended July 31, 2014, with the recommendations put forth by GGA, the Compensation Committee established guidelines for the amount of annual short-term incentive awards payable to the executives as a percentage of an executive’s base compensation for specific performance targets and levels achieved. The Compensation Committee determined that no incentive compensation would be payable for performance falling below minimum performance levels. The Compensation Committee determined that maximum annual short-term incentive compensation equivalent to 200% of an executive’s base compensation could be payable for superior performance across all performance levels. The Compensation Committee considered the Company’s overall business and strategic plan, operating activities, financing activities and prevailing market conditions to establish performance targets and levels.

In Fiscal 2019 the Compensation Committee reapproved the following guidelines for the opportunity of annual incentive awards to the executives, based on a selection of financial, operating and individual objectives:

Role	Below Threshold Performance (% of Base Compensation )	Threshold Performance Multiplier (% of Target)	Target Performance Multiplier (% of Target)	Maximum Performance Multiplier (% of Target)
CEO	0%	50%	100%	200%
CFO
Executive Vice President

●

in addition to the performance metrics used to evaluate the executive officer’s annual incentive, the payment of annual incentive awards shall be subject to a determination by the Board of Directors that the Company maintains sufficient cash on hand to meet the Company’s financial obligations as determined on the date of payment; and

●

annual incentive awards shall be subject to a provision for recovery or “clawback” if a payment is subsequently determined by the Board of Directors to have been based on materially inaccurate financial statements or materially inaccurate performance criteria.

The Compensation Committee determined that it would continue evaluating and evolving the short-term incentive program design against best market practices as the Company experiences further growth.

In Fiscal 2019 short-term incentive awards were paid to the executive officers for performance meeting or exceeding target performance levels in the form of cash bonuses as more particularly described in the “Summary Compensation Table” below.

Long-Term Incentive (Equity)

The Company’s long-term incentive program provides for, among other awards, the granting of stock options, restricted stock units (“RSUs”) and performance based restricted stock units (“PRSUs”) to executive officers to both motivate executive performance and retention, as well as to align executive officer performance to shareholder value creation. In awarding long-term incentives, the Company compares its long-term incentive program to that of comparable companies within our industry and evaluates such factors as the number of shares available for awards under the Company’s 2019 Stock Incentive Plan, as ratified by the stockholders of the Company on July 31, 2019 (the “2019 Stock Incentive Plan”), and the number of awards outstanding relative to the number of shares outstanding.

Each long-term incentive grant is based on the level of the position held and overall market competitiveness. The Compensation Committee takes into consideration previous grants when it considers new grants of options, RSUs and PRSUs. The Board of Directors administers the granting of equity awards in accordance with the 2019 Stock Incentive Plan.

In Fiscal 2019 the Compensation Committee reviewed the market prevalence of long-term equity incentive plans within the Company’s Primary and Secondary Peer Groups. The Compensation Committee determined that granting stock options, RSUs and PRSUs were the most appropriate form of long-term equity incentive to award in Fiscal 2019 due to market practice.

In Fiscal 2019 the Compensation Committee considered the advice of GGA and the recommendations issued by leading independent proxy advisors and determined that it would implement a performance based long-term incentive award structure based on best market practice to more closely align pay with future performance.

In Fiscal 2019 long-term equity incentive plan awards were awarded to the executive officers in the form of stock options, RSUs and PRSUs, as more particularly described in the “Grants of Plan Based Awards” table below.  The stock options vest over 24 months.  The RSUs vest over 36 months. The PRSUs vest over 36 months but will not settle until the end of the 36-month period and are contingent on the level of performance achieved. The PRSUs are measured based on the Company’s total stockholder return relative to the Global X Uranium ETF (“relative TSR”). The PRSUs are evaluated using relative TSR over three annual periods and one 36-month period. Each of the four measurement periods is weighted 25%. Contingent on the level of performance achieved over each measurement period, the number of PRSUs that may vest at the end of each annual period and at the end of the 36-month period ranges from 0% to 200% of the PRSU target number of weighted units. The following table summarizes the PRSU vesting schedule.

Measurement Period	Weight	Performance Criteria	Company TSR vs. ETF TSR	Weighted Performance Multiplier
Year 1	25%	Annual Relative Total Stockholder Return against Global X Uranium ETF	Greater than -500 bps	0%
			-500 bps	12.5%
			0 bps	25%
			+500 bps	50%
Year 2	25%	Annual Relative Total Stockholder Return against Global X Uranium ETF	Greater than -500 bps	0%
			-500 bps	12.5%
			0 bps	25%
			+500 bps	50%
Year 3	25%	Annual Relative Total Stockholder Return against Global X Uranium ETF	Greater than -500 bps	0%
			-500 bps	12.5%
			0 bps	25%
			+500 bps	50%
Year 1 to Year 3	25%	Three Year Relative Total Stockholder Return against Global X Uranium ETF	Greater than -500 bps	0%
			-500 bps	12.5%
			0 bps	25%
			+500 bps	50%

In Fiscal 2019 the Compensation Committee recommended modifications to the Company’s long-term incentive plan and, on June 6, 2019, our Board of Directors adopted the Company’s 2019 Stock Incentive Plan. On July 31, 2019 our stockholders ratified the 2019 Stock Incentive Plan.

The following table summarizes the pay mix for the executive officers and illustrates the percentage of fixed versus at-risk pay for Fiscal 2019:

Name and Principal Position	Base Compensation Cash	Base Compensation Stock Awards (1)	Cash Bonus (STIP)	Stock Awards (2) (LTIP)	Stock Options (LTIP)	At-Risk Pay (STIP & LTIP)
Amir Adnani President and Chief Executive Officer	22%	0%	26%	35%	17%	78%
Pat Obara Secretary, Treasurer and Chief Financial Officer	19%	4%	13%	42%	21%	76%
Scott Melbye Executive Vice President	41%	10%	13%	21%	15%	49%

Notes:

(1)	These amounts represent stock issued in lieu of cash compensation to reduce cash outlays.
(2)	These amounts represent RSUs and PRSUs.

Other Non-Cash Compensation

The Company provides standard health benefits to its executives, including medical, dental and disability insurance.

The Company’s other non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

Review of Executive Officer Performance

On an annual basis the Compensation Committee reviews the overall compensation package for our executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the executive officers at various times throughout the year, which assists the Compensation Committee in forming its own assessment of each individual’s performance. The executive officers are not present during voting or deliberations of the Compensation Committee relating to executive compensation.

In determining the compensation for the executive officers, the Compensation Committee considers compensation paid to executive officers of other companies within the industry, the executive’s performance in meeting goals, the complexity of the management position and the experience of the individual. When reviewing the executive’s performance for Fiscal 2019, the Compensation Committee took into consideration both individual and corporate performance levels. The Compensation Committee considers performance criteria that are aligned with the Company’s overall business strategy and are determined critical for aligning compensation with performance. The executive performance targets for Fiscal 2019 were as follows:

	Performance Targets	Weight	Cash Bonus Awarded to CEO
1.	Secure adequate financing within a challenging post-Fukushima environment	35%	$157,500
2.	Establish and carry-out a strategic plan to adapt to the existing uranium market and position the Company for a turnaround in uranium prices	15%	$67,500
3.	Expansion of the project portfolio	20%	$90,000
4.	Grow and de-risk our low-cost ISR portfolio in Texas and Wyoming	10%	$45,000
5.	Advancement of the Company’s projects including permitting	10%	$45,000
6.	Maintain a focus on safety	10%	$45,000
Total		100%	$450,000

The following milestones were attained by the Company as a result of the success of the executives meeting their performance targets:

●

we secured further financing by completing our October 2018 public offering of 12,613,049 units of the Company at a price of $1.60 per unit for gross proceeds of approximately $20 million, with each unit being comprised of one share of common stock and one-half of one share purchase warrant (with each whole warrant being exercisable immediately upon issuance at an exercise price of $2.05 for a 30-month period to purchase an additional share of common stock of the Company for a total of 6,306,471 shares);

●

we entered into our Third Amended and Restated Credit Agreement, dated December 5, 2018, with our Lenders and extended our $20,000,000 senior secured credit facility by deferring required principal repayments until maturity and extending the maturity date to January 31, 2022;

●

we completed a Royalty Purchase Agreement, dated August 20, 2018, with Uranium Royalty Corp. (“URC”). The Company, together with UEC Concentric Merge Corp., a wholly-owned subsidiary, sold a 1% net smelter royalty (collectively, the “Royalties”) for uranium only at our hard-rock conventional projects, Slick Rock (Colorado), Workman Creek (Arizona) and Anderson (Arizona).  As consideration for the sale of the Royalties, the Company received 12 million common shares of URC. URC is a publicly-listed company on the TSX-V focused on gaining exposure to uranium prices by making strategic investments in uranium interests, including royalties, streams, debt and equity investments in uranium companies, as well as through holdings of physical uranium;

●

we completed an updated CSA National Instrument 43-101 (“NI 43-101”) Technical Report dated December 31, 2018(*) (the “Technical Report”) to consolidate the resource for the then Reno Creek Project and the North Reno Creek Project we acquired in Fiscal 2018. Additionally, the Reno Creek Permit to Mine and the Nuclear Regulatory Commission Source Material License were combined into one Permit to Mine, which was approved by the Land Quality Division Uranium Recovery Program in March 2019;

●

we advanced permitting activities at our Burke Hollow Project and received a Radioactive Materials License after receipt of the Mine Area Permit and Aquifer Exemption in Fiscal 2017 and the two Class I disposal well permits in Fiscal 2016, completing the last permit required for uranium extraction;

●

we commenced a drilling campaign to prepare for development of the first production area where we drilled 31 exploration/delineation holes and completed 51 monitor wells totaling 33,615 feet at our Burke Hollow Project;

●	we achieved a perfect safety record; and

●	the Company’s shares were retained on the Russell 3000 and related growth and value style indexes.

Note:

(*)

As required by NI 43-101, the Technical Report contains certain disclosure relating to measured, indicated and inferred mineral resource estimates. Such mineral resources have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. Measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under the SEC’s Industry Guide 7, and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in this Proxy Statement or otherwise in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources, which are not mineral reserves, do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources discussed in the Technical Report will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to in the Technical Report are economically or legally mineable.

Executive Compensation

Amir Adnani, President and Chief Executive Officer

During Fiscal 2019, Amir Adnani, through an executive services agreement with Amir Adnani Corp. (“Adnani Corp.”), a private company over which Mr. Adnani exercises control, was retained to provide certain services to the Company, and his direct and indirect compensation as an executive officer of the Company is disclosed below in the “Summary Compensation Table”. The Company’s compensation policy for Mr. Adnani is based on comparisons of other companies’ remunerations made to their Presidents and Chief Executive Officers and the value of Mr. Adnani’s expertise to the Company.

As shown in the “Director Compensation” table below, Mr. Adnani does not receive additional compensation in connection with his service as a director of the Company.

Scott Melbye, Executive Vice President

Scott Melbye is retained according to an executive services agreement with our Company, and his compensation for serving as an executive officer of the Company is disclosed below in the “Summary Compensation Table”. The Company’s compensation policy for Mr. Melbye is based on comparisons of other companies’ remunerations made to their Executive Vice Presidents and the value of Mr. Melbye’s expertise to the Company.

Pat Obara, Secretary, Treasurer and Chief Financial Officer

The Company appointed Pat Obara as Secretary, Treasurer and Chief Financial Officer of the Company effective October 29, 2015, as ratified on June 6, 2016. Mr. Obara served as our Chief Financial Officer from August 2006 to January 2011 and as our Vice President Administration from January 2011 to October 2015. Mr. Obara is retained according to a consulting services agreement with our Company, and his compensation for serving as an executive officer of the Company is disclosed below in the “Summary Compensation Table”. The Company’s compensation policy for Mr. Obara is based on comparisons of other companies’ remunerations made to their Chief Financial Officers and the value of Mr. Obara’s expertise to the Company.

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice.

Each of the Company’s executive services arrangements Messrs. Adnani and Melbye and Adnani Corp. contemplates the case of termination due to various provisions whereby the named executive officers will receive termination payments, as described under “Executive Services Agreements” below.

Compensation and Risk

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure our executive compensation program does not incentivize risk outside the Company’s risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

●	appointed a Compensation Committee which is composed entirely of independent directors to oversee the executive compensation program;

●	retained an independent compensation advisor, GGA, to provide advice on the structure and levels of compensation for our executive officers and directors;

●	our short-term incentive plan is measured based on business objectives and has a cap on the total amount of payment any position may receive;

●	the use of performance based long-term incentive compensation in the form of PRSUs to encourage a focus on long-term corporate performance;

●	disclosure of executive compensation to stakeholders;

●	established a clawback policy applicable to all cash and equity incentive compensation; and

●	adoption of say-on-pay.

Clawback Policy

We adopted a Clawback Policy as an additional safeguard to mitigate compensation risks (the “Clawback Policy”). The Clawback Policy applies to all cash and equity incentive compensation and provides that the Board of Directors may seek reimbursement for compensation awarded to an executive in situations where: (i) payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of the Company’s financial statements filed with any securities regulatory authority; (ii) the executive engaged in gross negligence, intentional misconduct or fraud that caused, or partially caused, the need for a restatement; or (iii) the incentive compensation would have been lower had the financial results been properly reported. Our Clawback Policy is available on the Company’s website at www.uraniumenergy.com.

Anti-Hedging and Anti-Pledging Policy

We adopted an Anti-Hedging and Anti-Pledging Policy (the “Anti-Hedging and Anti-Pledging Policy”). The Anti-Hedging and Anti-Pledging Policy provides that, unless otherwise previously approved by our Corporate Governance and Nominating Committee, no director, officer or employee of the Company or its subsidiaries or, to the extent practicable, any other person (or their associates) in a special relationship (within the meaning of applicable securities laws) with the Company, may, at any time: (i) purchase financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds that are based on fluctuations of the Company’s debt or equity instruments and that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities of the Company; or (ii) purchase Company securities on a margin or otherwise pledge Company securities as collateral for a loan. Any violation of our Anti-Hedging and Anti-Pledging Policy will be regarded as a serious offence. Our Anti-Hedging and Anti-Pledging Policy is available on the Company’s website at www.uraniumenergy.com.

Stock Ownership Guidelines

We adopted Stock Ownership Guidelines for executive officers to further align the interests of our executive officers and stockholders (the “Stock Ownership Guidelines”). The Stock Ownership Guidelines provide that each executive officer should attain a specified level of ownership of shares of the Company’s common stock equal to a multiple of their base compensation within five years of the executive officer’s first election to his role:

Role	Requirement (multiple of base compensation)
President and Chief Executive Officer	3x
Secretary and Chief Financial Officer	1x
Executive Vice President	1x

As of the date of this Proxy Statement, Mr. Adnani’s ownership exceeds 11 times his current base compensation. Among our executive officers, ownership exceeds, on average, three times their current base compensation. Our Stock Ownership Guidelines are available on the Company’s website at www.uraniumenergy.com.

Consideration of Most Recent Shareholder Advisory Vote on Executive Compensation

As required by Section 14A of the Exchange Act, at our 2019 annual meeting of stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving 94% of the vote in support of the executive compensation plan by the stockholders present in person or represented by proxy and voting at the meeting. We considered this vote to be a ratification of our current executive compensation policies and decisions and, therefore, did not make any significant changes to our executive compensation policies and decisions based on the vote.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of our Compensation Committee during Fiscal 2019 was a current or former officer or employee of our Company or engaged in certain transactions with our Company required to be disclosed by regulations of the SEC. Additionally, during Fiscal 2019 there were no Compensation Committee “interlocks”, which generally means that no executive officer of our Company served: (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; (ii) as a director of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in this Proxy Statement. This report is provided by the following independent directors who comprise the Compensation Committee: Vincent Della Volpe; David Kong; and Gloria Ballesta.

Summary Compensation Table

The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $100,000 during the fiscal years ended July 31, 2019, 2018 and 2017 (each, a “Named Executive Officer”):

Name and Principal Position	Year	Salary (1)		Bonus	Stock Awards (2)		Option Awards (3)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Amir Adnani	2019	$396,576	(4)	$450,000	$627,630	(5)	$290,455	$-	$-	$-	$1,764,661
President and	2018	396,576		340,000	336,600		273,600	-	-	-	1,346,776
Chief Executive Officer	2017	344,624		260,000	307,000		104,610	-	-	-	1,016,234

Spencer Abraham (6)	2019	-		-	-		-	-	-	-	-
Chairman of the Board	2018	-		-	-		-	-	-	-	-
	2017	78,000		15,000	63,000		68,082	-	-	-	224,082

Pat Obara (7)	2019	95,354		66,000	231,515	(8)	105,620	-	-	-	498,489
Secretary, Treasurer and	2018	103,213		50,000	99,436		68,400	-	-	-	321,049
Chief Financial Officer	2017	100,488		35,000	77,302		50,720	-	-	-	263,510

Scott Melbye	2019	185,009		60,000	140,180	(9)	66,013	-	-	-	451,203
Executive Vice President	2018	188,512		50,000	61,307		51,300	-	-	-	351,119
	2017	188,063		30,000	108,533		70,874	-	-	-	397,470

Notes:

(1)

These amounts represent fees paid by us to the Named Executive Officers during the year pursuant to various executive services agreements between us and the Named Executive Officers which are more particularly described below.

(2)	For Fiscal 2017 and Fiscal 2018 these amounts represent the fair value of the shares at the date of issuance.

The grant date fair value of each RSU is $0.9421 per share based on the closing price of our common stock at the grant date of July 30, 2019. The grant fair value of each PRSU is $1.15 per unit, which incorporates the potential to vest, depending on the performance, from 0% to 200% of the number of PRSU units. The fair value of each PRSU was calculated using a Monte Carlo simulation model. The following assumptions were used to value the PRSUs granted: expected risk free interest rate: 1.99% to 2.20%; expected volatility: 56.74% to 61.75%; expected dividend yield: 0%; expected life in years: 3.0; and correlation: 57.10%.

(3)

These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model. These amounts include stock options granted to the Named Executive Officers as approved and granted by our Compensation Committee and Board of Directors on July 30, 2019. The following assumptions were used to value the stock options granted on July 30, 2019: exercise price: $0.9421; expected risk free interest rate: 1.832%; expected annual volatility: 66.050%; expected life in years: 5.0; expected annual dividend yield: $Nil; and Black Scholes value: $0.528.

(4)	A monthly fee of $34,000 was payable pursuant to a certain executive services agreement as more particularly described under “Executive Services Agreements” below.
(5)	These amounts include: (i) RSUs granted to Mr. Adnani on July 30, 2019; and (ii) PRSUs granted to Mr. Adnani on July 30, 2019.
(6)

Mr. Abraham was appointed as Chairman (non-executive) of our Board of Directors effective March 2, 2017 and served as Executive Chairman from October 14, 2015 to March 2, 2017. For Fiscal 2017 information for Mr. Abraham in his role as Chairman is disclosed above in the “Summary Compensation Table” and is not reported in the “Director Compensation” table of this Proxy Statement.

(7)

Mr. Obara was appointed as Secretary, Treasurer and Chief Financial Officer effective October 29, 2015. The Company pays Mr. Obara in Canadian currency. For the purpose of reporting the base compensation paid to Mr. Obara, the compensation was converted from Canadian currency to U.S. currency at the Bank of Canada noon buying rate for the years ended July 31st.

(8)

These amounts include: (i) $22,305 for stock issued in lieu of cash compensation to reduce cash outlays; (ii) RSUs granted to Mr. Obara on July 30, 2019; and (iii) PRSUs granted to Mr. Obara on July 30, 2019.

(9)

These amounts include: (i) $46,035 for stock issued in lieu of cash compensation to reduce cash outlays; (ii) RSUs granted to Mr. Melbye on July 30, 2019; and (iii) PRSUs granted to Mr. Melbye on July 30, 2019.

Grants of Plan Based Awards

We granted awards to the Named Executive Officers in Fiscal 2019 as follows:

	Award		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Stock and Option
Name	Type (1)	Grant Date	Threshold	Target	Maximum	Units	Options	Awards	Awards
Amir Adnani	Option	July 30, 2019	N/A	N/A	N/A	-	550,000	$0.9421	$290,455	(2)
President and	RSU	July 30, 2019	N/A	N/A	N/A	300,000	N/A	N/A	$282,630	(3)
Chief Executive Officer	PRSU	July 30, 2019	150,000	300,000	600,000	-	N/A	N/A	$345,000	(4)

Pat Obara	Option	July 30, 2019	N/A	N/A	N/A	15,812	200,000	$0.9421	$105,620	(2)
Secretary, Treasurer and	RSU	July 30, 2019	N/A	N/A	N/A	100,000	N/A	N/A	$94,210	(3)
Chief Financial Officer	PRSU	July 30, 2019	50,000	100,000	200,000	-	N/A	N/A	$115,000	(4)

Scott Melbye	Option	July 30, 2019	N/A	N/A	N/A	32,637	125,000	$0.9421	$66,013	(2)
Executive Vice President	RSU	July 30, 2019	N/A	N/A	N/A	45,000	N/A	N/A	$42,395	(3)
	PRSU	July 30, 2019	22,500	45,000	90,000	-	N/A	N/A	$51,750	(4)

Notes:

(1)

Option – refers to stock options granted under our 2019 Stock Incentive Plan.

RSU – refers to restricted stock units granted under our 2019 Stock Incentive Plan.

PRSU – refers to performance based restricted stock units granted under our 2019 Stock Incentive Plan.

(2)

These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model. These amounts include stock options granted to the Named Executive Officers approved and granted by our Compensation Committee and Board of Directors on July 30, 2019. The following assumptions were used to value the stock options granted July 30, 2019: exercise price: $0.9421; expected risk free interest rate: 1.832%; expected annual volatility: 66.050%; expected life in years: 5.0; expected annual dividend yield: $Nil; and Black Scholes value: $0.528

(3)	The grant date fair value of each RSU is $0.9421 per share based on the closing price of our common stock at the grant date of July 30, 2019.
(4)

The grant date fair value of each PRSU is $1.15 per share, which incorporates the potential to vest, depending on performance, from 0% to 200% of the number of PRSU units. The fair value of each PRSU was calculated using a Monte Carlo simulation model. The following assumptions were used to value the PRSUs granted: expected risk free interest rate: 1.99% to 2.20%; expected volatility: 56.74% to 61.75%; expected dividend yield: 0%; expected life in years: 3.0; and correlation: 57.10%.

Outstanding Equity Awards

The following table sets forth information as at Fiscal 2019, relating to options, RSUs and PRSUs that have been granted to the Named Executive Officers:

		Option Awards					Stock Awards
Name	Award Type (1)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number o Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($) (5)
Amir Adnani	Option	03/09/2014	1,500,000	-	$1.32	03/09/2019	-	$-	-	$-
President and	Option	28/07/2015	300,000	-	0.93	28/07/2021	-	-	-	-
Chief Executive Officer	Option	22/08/2016	123,750	41,250	1.28	22/08/2022	-	-	-	-
	Option	25/07/2018	200,000	200,000	1.53	25/07/2023	-	-	-	-
	Option	30/07/2019	-	550,000	0.9421	30/07/2029	-	-	-	-
	RSU	30/07/2019	-	-	-	-	300,000	297,120	-	-
	PRSU	30/07/2019	-	-	-	-	-	-	300,000	345,000

Pat Obara	Option	03/09/2014	400,000	-	1.32	03/09/2019	-	-	-	-
Secretary, Treasurer and	Option	28/07/2015	88,000	-	0.93	28/07/2021	-	-	-	-
Chief Financial Officer	Option	22/08/2016	60,000	20,000	1.28	22/08/2022	-	-	-	-
	Option	25/07/2018	50,000	50,000	1.53	25/07/2023	-	-	-	-
	Option	30/07/2019	-	200,000	0.9421	30/07/2029	-	-	-	-
	RSU	30/07/2019	-	-	-	-	100,000	99,040	-	-
	PRSU	30/07/2019	-	-	-	-	-	-	100,000	115,000

Scott Melbye	Option	03/09/2014	300,000	-	1.32	03/09/2019	-	-	-	-
Executive Vice President	Option	12/01/2016	300,000	-	0.98	12/01/2021	-	-	-	-
	Option	02/08/2016	60,000	-	0.93	02/08/2021	-	-	-	-
	Option	22/08/2017	48,750	16,250	1.28	22/08/2022	-	-	-	-
	Option	25/07/2018	37,500	37,500	1.53	25/07/2023	-	-	-	-
	Option	30/07/2019	-	125,000	0.9421	30/07/2029	-	-	-	-
	RSU	30/07/2019	-	-	-	-	45,000	44,568	-	-
	PRSU	30/07/2019	-	-	-	-	-	-	45,000	51,750

Notes:

(1)

Option – refers to stock options granted under our 2019 Stock Incentive Plan.

RSU – refers to restricted stock units granted under our 2019 Stock Incentive Plan.

PRSU – refers to performance based restricted stock units granted under our 2019 Stock Incentive Plan.

(2)	RSUs granted July 30, 2019 vest in substantially equal installments on each of July 30, 2020, 2021 and 2022.
(3)	The value shown is based on the closing price of our common stock of $0.9421 at the grant date of July 30, 2019.
(4)

Represents unearned shares under PRSUs granted on July 30, 2019. The PRSUs accrue one-quarter on each of July 30, 2020, 2021 and 2022 depending on one-year relative TSR performance and one-quarter on July 30, 2022 depending on three-year relative TSR performance. The vested PRSUs accrue annually and settle after 36 months.

(5)

The grant date fair value of each PRSU is $1.15 per share, which incorporates the potential to vest, depending on performance, from 0% to 200% of the number of PRSU units. The fair value of each PRSU was calculated using a Monte Carlo simulation model. The following assumptions were used to value the PRSUs granted: expected risk free interest rate: 1.99% to 2.20%; expected volatility: 56.74% to 61.75%; expected dividend yield: 0%; expected life in years: 3.0; and correlation: 57.10%.

Option Exercises and Stock Vested

The following table sets forth the value realized on options exercised and stock awards vested for the Named Executive Officers for Fiscal 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Amir Adnani, President and Chief Executive Officer	Nil	N/A	Nil	N/A
Pat Obara, Secretary, Treasurer and Chief Financial Officer	Nil	N/A	Nil	N/A
Scott Melbye, Executive Vice President	Nil	N/A	Nil	N/A

No Pension Benefits

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with their retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Director Compensation

Directors receive cash and equity compensation in the form of stock options for their annual service. The number of stock options granted to each director is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry. In Fiscal 2019 stock options were awarded to the directors. The stock options vest over 24 months.

In Fiscal 2019 cash bonuses were paid to the directors and stock awards were issued in lieu of cash compensation to reduce cash outlays. RSUs were granted to Mr. Abraham, the Chairman of the Company. The RSUs vest over 36 months. Restricted stock awards were granted as a bonus to Messrs. Kong, Mani and Della Volpe and Ms. Ballesta, the independent directors of the Company.

The following table sets forth information relating to compensation paid to our directors for Fiscal 2019:

Name (1)	Fees Earned Or Paid In Cash	Cash Bonus	Stock Awards (2)		Option Awards (3)	Non- Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Spencer Abraham (4)	$90,000	$35,000	$63,842	(5)	$52,810	$-	$-	$-	$241,652
David Kong	11,334	12,000	38,892	(6)	26,405	-	-	-	88,631
Ganpat Mani	12,000	12,000	38,974	(6)	26,405	-	-	-	89,379
Gloria Ballesta	9,516	12,000	36,510	(6)	26,405	-	-	-	84,431
Vincent Della Volpe	12,000	12,000	38,974	(6)	26,405	-	-	-	89,379
Ivan Obolensky (7)	6,000	-	3,000		-	-	-	-	9,000

Notes:

(1)	Information for Mr. Adnani is disclosed above in the “Summary Compensation Table” and is not reported in the “Director Compensation” table of this Proxy Statement.
(2)	These amounts represent the fair value of the shares at the date of issuance. The stock awards were issued in lieu of cash compensation to reduce cash outlays.
(3)

These amounts include stock options granted to the directors approved and granted by our Compensation Committee and Board of Directors on July 30, 2019. The following assumptions were used to value the stock options: exercise price: $0.9421; risk free interest rate: 1.83%; expected annual volatility: 66.05%; expected life in years: 5.0; expected annual dividend yield: Nil; and Black Scholes value: $0.528.

(4)

Mr. Abraham was appointed as Chairman (non-executive) of our Board of Directors effective March 2, 2017 and served as Executive Chairman from October 14, 2015 to March 2, 2017. For Fiscal 2019 information for Mr. Abraham in his position as Chairman including stock options and stock awards are disclosed above.

(5)	These amounts include: (i) stock issued in lieu of cash compensation to reduce cash outlays; and (ii) RSUs granted to Mr. Abraham on July 30, 2019.
(6)	These amounts include (i) stock issued in lieu of cash compensation to reduce cash outlays; and (ii) restricted stock awards granted as a bonus on July 30, 2019.
(7)	Mr. Obolensky retired as a director of our Company effective November 26, 2018.

As at July 31, 2019 our directors held stock options to acquire an aggregate of 5,510,000 shares of our common stock as follows: Amir Adnani: 2,915,000 stock options; Spencer Abraham: 1,370,000 stock options; David Kong: 375,000 stock options; Vincent Della Volpe: 365,000 stock options; Ganpat Mani: 275,000 stock options; and Gloria Ballesta: 210,000 stock options.

Spencer Abraham has served as Chairman (non-executive) of our Board of Directors since March 2, 2017. Mr. Abraham served as Executive Chairman from October 14, 2015 to March 2, 2017, and as Chairman of our Advisory Board from December 2012 to October 2015. Mr. Abraham is retained according to an appointment letter with our Company and is to be compensated at a rate of $10,833 per month, paid in monthly installments, and $20,000 per year, paid in quarterly installments, for his services as a director of the Company. Effective from May 1, 2016 and April 1, 2020 the fees payable to Mr. Abraham were reduced on a non-accrued basis as more particularly described under “Director Services Agreement” below.

Amir Adnani serves as the Company’s Chief Executive Officer, President and a director. Within his capacity as President and Chief Executive Officer, and through an executive services agreement with a private company, Adnani Corp., controlled by Mr. Adnani, he provides various consulting services to the Company. Mr. Adnani does not receive additional compensation in connection with his service as a director of the Company. Mr. Adnani’s direct and indirect compensation as an executive officer of the Company is disclosed above in the “Summary Compensation Table”.

In Fiscal 2019 David Kong, Vincent Della Volpe, Ganpat Mani and Gloria Ballesta served as independent directors of the Company. During Fiscal 2019, Ivan Obolensky retired as a director effective November 26, 2018. Mr. Kong serves as the Company’s lead independent director and as Chairman of the Company’s Audit Committee. Mr. Della Volpe serves as Chairman of each of the Company’s Compensation Committee and Corporate Governance and Nominating Committee.

The Company’s independent directors are retained on a yearly basis for their services and are paid quarterly based on annual retainer fees, which are as follows: David Kong (CA$25,000 per year); Vincent Della Volpe ($20,000 per year); Ganpat Mani ($20,000 per year); and Gloria Ballesta (CA$20,000 per year).

Effective from May 1, 2016 the retainer fees paid to our independent directors were reduced on a non-accrued basis as follows: David Kong (CA$22,500 per year); Vincent Della Volpe ($18,000 per year); Ganpat Mani ($18,000 per year); and Gloria Ballesta (CA$18,000 per year), of which a portion of fees was paid in shares of common stock of our Company.

Effective from April 1, 2020, due to the COVID-19 pandemic, the retainer fees paid to our independent directors were reduced on a non-accrued basis until further notice as follows: David Kong (CA$14,625 per year); Vincent Della Volpe ($11,700 per year); Ganpat Mani ($11,700 per year); and Gloria Ballesta (CA$11,700 per year).

The amounts listed above are all-inclusive retainer fees and there are no additional committee and/or chairmanship fees or meeting attendance fees above and beyond such annual retainer fees for Fiscal 2019.

In addition to such retainers, from time to time, directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and a comparison of the compensation paid to other directors of companies in the industry.

Standard retainer amounts paid to directors, as well as any bonus payments or options, are determined by the Company’s Compensation Committee and ratified by the Board of Directors.

Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Amir Adnani, our President and Chief Executive Officer (the “CEO”; and the “CEO Pay Ratio”). For Fiscal 2019, our last completed fiscal year:

●	the median of the annual total compensation of all employees of our Company (other than our CEO) was $81,325; and

●	the annual total compensation of our CEO, as reported in the “Summary Compensation Table” above, was $1,764,661.

Based on this information, for Fiscal 2019 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 21 to 1.

We believe our CEO Pay Ratio for Fiscal 2019 demonstrates our pay-for-performance philosophy. Our compensation program consists of both fixed and variable components and is designed to motivate all employees to produce superior short and long-term corporate performance. The ratio of our CEO’s base compensation to the base compensation of our median employee was approximately 21 to 1 because the fixed portion of our CEO’s compensation was positioned around the 50th percentile of his position per the review conducted by GGA. Given our CEO’s level of responsibility, experience and potential, the Compensation Committee awards him a mix of compensation with a higher variable component (i.e., annual company bonus, stock option awards, RSUs and PRSUs) that is based upon individual performance. As a result, a substantial percentage of our CEO’s total compensation is at risk every year, providing our CEO with greater incentive to increase shareholder value and improve corporate performance over the long term.

To identify the median of the annual total compensation of all our employees, we took the following steps:

●	we selected July 31, 2019 as the date upon which we would identify the median employee to allow sufficient time to identify the median employee given the global scope of our operations;

●

we determined that, as of July 31, 2019, our employee population consisted of approximately 42 individuals working for us and our consolidated subsidiaries, with approximately 64% of these individuals located in the United States, 24% in Canada and 12% in Paraguay. This population consisted of our full-time, part-time and temporary employees. We do not have seasonal employees;

●

to identify the median employee from our employee population, we examined the annual base compensation and annual bonus target for Fiscal 2019 for all full-time, part-time and temporary employees employed by us and our consolidated subsidiaries at the start of business on July 31, 2019. We believe that these pay elements are appropriate because it was impractical to gather actual data from multiple payroll systems utilized to pay our worldwide workforce, and the actual achievement of the variable portion of compensation can vary widely from year to year;

●	we annualized compensation for any permanent employees that were only employed for part of Fiscal 2019;

●	no adjustments were made for cost-of-living differences;

●	an average exchange rate for the U.S. dollar for Fiscal 2019 was applied to compensation reported in a foreign currency; and

●	all employees except for our CEO were ranked from lowest to highest with the median determined from this list.

Once we identified our median employee, we combined all of the elements of such employee’s compensation for Fiscal 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $4,180,785. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our “Summary Compensation Table” included in this Proxy Statement under the heading “Executive Compensation”.

The CEO Pay Ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Executive Services Agreements

Adnani Executive Services Agreement

On July 23, 2009, our Board of Directors approved the entering into of an executive services agreement with Adnani Corp., Mr. Adnani’s services corporation, as amended by certain letter agreements, dated for reference effective as at July 1, 2010 and February 1, 2012, respectively, with a term expiring on July 23, 2012 (the “2009 Adnani Agreement”). The 2009 Adnani Agreement was subject to automatic renewal and remained in effect until June 30, 2013. On July 24, 2013, our Board of Directors approved the entering into of a further amended and restated executive services agreement with Adnani Corp. with an initial term commencing retroactively on July 1, 2013 and expiring on July 1, 2016, as amended by a letter agreement dated August 1, 2015 (collectively the “Adnani Agreement”).

The Adnani Agreement is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Adnani Corp. provides written notice not to renew the Adnani Agreement no later than 90 days prior to the end of the then current or renewal term.

Pursuant to the terms and provisions of the Adnani Agreement: (i) through Adnani Corp., Mr. Adnani provides various consulting services to the Company which are in addition to his duties and responsibilities as our President and Chief Executive Officer; and (ii) we shall pay to Adnani Corp. a monthly fee of $34,000. In consultation with the Compensation Committee and Board of Directors, effective from May 1, 2016, the monthly fee payable to Adnani Corp. was reduced on a non-accrued basis, from its original and stated amount to $30,600, of which a portion was paid in shares of common stock in lieu of cash at the discretion of the Compensation Committee to alter from time to time. Effective from April 1, 2020, due to the COVID-19 pandemic, the monthly fee payable to Adnani Corp. was reduced on a non-accrued basis, from its original and stated amount to $16,830 until further notice.

If the Company elects to not renew the Adnani Agreement, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a termination package to Adnani Corp. as follows: (i) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term effective from July 23, 2009 and any renewal period during which the Adnani Agreement was in force and effect and during which Adnani Corp. rendered services thereunder, together with a cash payment equating to Adnani Corp.’s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (ii) any expense payment reimbursements which would then be due and owing by the Company to Adnani Corp. to the effective termination date, payable within 14 calendar days of the effective termination date (the “Adnani Outstanding Expense Reimbursements”); (iii) subject to applicable provisions of the Adnani Agreement and the Company’s Stock Incentive Plan, all of Mr. Adnani’s then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall immediately vest, if not otherwise vested, and shall continue to be exercisable for a period of two years from the effective termination date (the “Adnani Options Extension”); and (iv) confirmation that all of Adnani Corp.’s and Mr. Adnani’s then benefits coverage would be extended to Mr. Adnani for a period ending two years from the effective termination date (the “Adnani Benefits Extension”).

If the Company elects to terminate the Adnani Agreement without just cause (as defined therein), or if Adnani Corp. terminates the Adnani Agreement for just cause, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a termination package to Adnani Corp. as follows: (i) a cash payment equating to an aggregate of 24 months of the then monthly fee, together with a cash payment equating to two times the sum of Adnani Corp.’s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (ii) all Adnani Outstanding Expense Reimbursements; (iii) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension; and (iv) the Adnani Benefits Extension.

If Adnani Corp. elects to terminate the Adnani Agreement for good reason (as defined therein) and including, without limitation, a material diminution of Mr. Adnani’s duties, a failure of the Company to deliver a written agreement to be entered into with any successor, assignee or transferee of the Company to assume and agree to perform the Adnani Agreement, a failure of the Company to pay remuneration or any other breach by the Company of a material provision of the Adnani Agreement, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a termination package to Adnani Corp. as follows: (i) a cash payment equating to an aggregate of 18 months of the then monthly fee, together with a cash payment equating to one and one-half times the sum of Adnani Corp.’s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. over a period of 12 months from the effective termination date; (ii) all Adnani Outstanding Expense Reimbursements; (iii) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension; and (iv) the Adnani Benefits Extension.

If Adnani Corp. elects to terminate the Adnani Agreement, except for just cause, or if the Company terminates the Adnani Agreement for just cause, Adnani Corp. is not entitled to a termination package of any kind.

The Adnani Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Adnani, in which case the Company shall be obligated to provide a termination package to Adnani Corp. or Mr. Adnani’s estate as follows, provided that Adnani Corp. is or was in compliance with the relevant terms and conditions of the Adnani Agreement: (i) a cash payment equating to an aggregate of 12 months of the then monthly fee, together with a cash payment equating to Adnani Corp’s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. or Mr. Adnani’s estate within 14 calendar days of the effective termination date; (ii) all Adnani Outstanding Expense Reimbursements; and (iii) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension.

Melbye Executive Employment Agreement

On December 15, 2014, our Board of Directors approved the entering into of an executive services agreement with Scott Melbye, as amended by a letter agreement, dated for reference effective as at May 1, 2016, with an initial term commencing retroactively on September 1, 2014 and expiring on February 28, 2017 (collectively, the “Melbye Agreement”).

The Melbye Agreement is subject to automatic renewal on a one-month to one-month term renewal basis unless either the Company or Mr. Melbye provides written notice not to renew the Melbye Agreement no later than 30 calendar days prior to the end of the then current or renewal term.

Pursuant to the terms and provisions of the Melbye Agreement: (i) Mr. Melbye shall provide duties to us commensurate with his position as our Executive Vice President; and (ii) we shall pay to Mr. Melbye a monthly fee of $20,833. In consultation with the Compensation Committee and Board of Directors, effective from May 1, 2016, the monthly fee payable to Mr. Melbye was reduced on a non-accrued basis, from its original and stated amount to $18,750. Effective from June 1, 2016, a portion of monthly fees were paid in shares of common stock in lieu of cash at the discretion of the Company management to alter from time to time. Effective from April 1, 2020, due to the COVID-19 pandemic, the monthly fee payable to Mr. Melbye was reduced on a non-accrued basis, from its original and stated amount to $12,187.50 until further notice.

If the Company elects to not renew the Melbye Agreement, and provided that Mr. Melbye is in compliance with the relevant terms and conditions of the same, the Company shall be obligated to provide a severance package to Mr. Melbye as follows: (i) a cash payment equating to any outstanding fees and bonuses which would then be due and owing by the Company to Mr. Melbye to the effective termination date, payable within 14 calendar days of the effective termination date (the “Melbye Outstanding Fees and Bonuses”); (ii) any expense payment reimbursements which would then be due and owing by the Company to Mr. Melbye to the effective termination date, payable within 14 calendar days of the effective termination date (the “Melbye Outstanding Expense Reimbursements”); (iii) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Melbye to the effective termination date, payable within 14 calendar days of the effective termination date (the “Melbye Outstanding Vacation Pay”); (iv) subject to applicable provisions of the Melbye Agreement and the Company’s Stock Incentive Plan, all of Mr. Melbye’s then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall immediately vest, if not otherwise vested, and shall continue to be exercisable for a period of 90 calendar days from the effective termination date (the “Melbye Options Extension”); and (v) confirmation that all of Mr. Melbye’s then benefits coverage would be extended to Mr. Melbye for a period ending 90 calendar days from the effective termination date (the “Melbye Benefits Extension”).

If the Company elects to terminate the Melbye Agreement without just cause (as defined therein), or if Mr. Melbye terminates the Melbye Agreement for just cause, and provided that Mr. Melbye is in compliance with the relevant terms and conditions of the same, the Company shall be obligated to provide a severance package to Mr. Melbye as follows: (i) all Melbye Outstanding Fees and Bonuses, together with a cash payment equating to any additional fees which Mr. Melbye would have been entitled to receive until the end of the applicable initial term or renewal period; (ii) all Melbye Outstanding Expense Reimbursements; (iii) all Melbye Outstanding Vacation Pay; (iv) the Melbye Options Extension; and (v) the Melbye Benefits Extension.

If Mr. Melbye elects to terminate the Melbye Agreement, except for just cause, and provided that Mr. Melbye is in compliance with the relevant terms and conditions of the Melbye Agreement, the Company shall be obligated to provide a severance package to Mr. Melbye as follows: (i) all Melbye Outstanding Fees and Bonuses; (ii) all Melbye Outstanding Expense Reimbursements; (iii) all Melbye Outstanding Vacation Pay; and (iv) subject to applicable provisions of the Melbye Agreement, all of Mr. Melbye’s then issued and outstanding stock-based equity awards in and to the Company that have vested as at the effective termination date shall continue to be exercisable for a period of 90 calendar days from the effective termination date.

If the Company elects to terminate the Melbye Agreement for just cause, the Company shall be obligated to provide a severance package to Mr. Melbye as follows: (i) a cash payment equating to any outstanding fees which would then be due and owing by the Company to Mr. Melbye to the effective termination date, payable within 14 calendar days of the effective termination date; (ii) all Melbye Outstanding Expense Reimbursements; and (iii) all Melbye Outstanding Vacation Pay.

The Melbye Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Melbye, in which case the Company shall be obligated to provide a severance package to Mr. Melbye or Mr. Melbye’s estate as follows, provided that Mr. Melbye is or was in compliance with the relevant terms and conditions of the Melbye Agreement: (i) all Melbye Outstanding Fees and Bonuses; (ii) all Melbye Outstanding Expense Reimbursements; (iii) all Melbye Outstanding Vacation Pay; and (iv) subject to applicable provisions of the Melbye Agreement, all of Mr. Melbye’s then issued and outstanding stock-based equity awards in and to the Company that have vested as at the effective termination date shall continue to be exercisable for a period of one year from the effective termination date.

Obara Consulting Services Agreement

On August 15, 2007, our Board of Directors approved the entering into of a consulting services agreement with Obara Builders Ltd. (“Obara Ltd.”), Mr. Obara’s services corporation, as amended by a letter agreement, dated for reference effective as at October 14, 2015 (collectively, the “Obara Agreement”). The Obara Agreement is subject to automatic renewal on a three-month to three-month basis unless the Company provides written notice not to renew the Obara Agreement no later than 90 days prior to the end of the then current or renewal term.

Pursuant to the terms and provisions of the Obara Agreement: (i) through Obara Ltd., Pat Obara provides various consulting services to the Company which are in addition to his duties and responsibilities as our Secretary, Treasurer and Chief Financial Officer of the Company; and (ii) we shall pay to Obara Ltd. a monthly fee of CA$13,750. In consultation with the Compensation Committee and Board of Directors, effective from May 1, 2016, the monthly fee payable to Obara Ltd. was reduced on a non-accrued basis, from its original and stated amount to CA$12,375, of which a portion was paid in shares of common stock in lieu of cash at the discretion of the Compensation Committee to alter from time to time. Effective from April 1, 2020, due to the COVID-19 pandemic, the monthly fee payable to Obara Ltd. was reduced on a non-accrued basis, from its original and stated amount to CA$8,043.75 until further notice.

If the Company elects to not renew the Obara Agreement or any party elects to terminate the Obara Agreement, Obara Ltd.’s obligation to provide the services to the Company will continue only until the effective termination date and the Company shall be obligated to provide to Obara Ltd.: (i) any fees which would then be due and owing by the Company to Obara Ltd. to the effective termination date; (ii) any expense payment reimbursements which would then be due and owing by the Company to Obara Ltd. to the effective termination date (the “Obara Outstanding Expense Reimbursements”); (iii) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Obara to the effective termination date (the “Obara Outstanding Vacation Pay”); (iv) subject to applicable provisions of the Obara Agreement and the Company’s Stock Incentive Plan, the vested portion of all Obara Ltd.’s and Mr. Obara’s then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall continue to be exercisable for a period of 90 calendar days following the effective termination date (the “Obara Options”); and (v) confirmation that all of Mr. Obara’s then benefits coverage would be covered until the effective termination date (the “Obara Benefits”).

The Obara Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Obara, in which case the Company shall be obligated to provide to Obara Ltd.: (i) any fees which would then be due and owing by the Company to Obara Ltd. to the effective termination date; (ii) all Obara Outstanding Expense Reimbursements; (iii) the Obara Outstanding Vacation Pay; (iv) the Obara Options; and (v) the Obara Benefits.

Obara Ltd. was dissolved in Fiscal 2016 and, as a result the Obara Agreement was terminated. However, the Company’s and Mr. Obara’s ongoing obligations remain as contemplated and set forth in the Obara Agreement.

Director Services Agreement

Abraham Appointment Letter

On October 14, 2015, our Board of Directors approved the entering into of an appointment letter with Spencer Abraham dated for reference effective as at October 1, 2015 (the “Abraham Agreement”).

Pursuant to the Abraham Agreement: (i) Mr. Abraham was appointed as Chairman of our Board of Directors and shall provide duties to us commensurate with his position; (ii) we shall pay to Mr. Abraham a monthly fee of $10,833; and (iii) we shall pay to Mr. Abraham an annual fee of $20,000 in connection with his tenure as a director of our Company.

In consultation with the Compensation Committee and Board of Directors, effective from May 1, 2016: (i) the monthly fee payable to Mr. Abraham was reduced on a non-accrued basis, from its original and stated amount to $9,750, of which a portion was paid in shares of common stock in lieu of cash; and (ii) the annual fee payable to Mr. Abraham was reduced on a non-accrued basis, from its original and stated amount to $18,000, of which a portion was paid in shares of common stock in lieu of cash at the discretion of the Company management to alter from time to time. Effective from April 1, 2020, due to the COVID-19 pandemic: (i) the monthly fee payable to Mr. Abraham was reduced on a non-accrued basis, from its original and stated amount to $6,337.50; and (ii) the annual fee payable to Mr. Abraham was reduced on a non-accrued basis, from its original and stated amount to $11,700 until further notice.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AS SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

__________

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP (“PwC”), Chartered Professional Accountants, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2020. Our former independent registered public accountants, Ernst & Young LLP (“E&Y”), audited the Company’s financial statements for Fiscal 2019.

Representatives of PwC and E&Y are not expected to be present at the Annual Meeting.

On May 29, 2020, our Board of Directors approved and authorized the termination of E&Y as its independent registered public accounting firm. On the same date, our Board of Directors approved and authorized the engagement of PwC as the Company’s new independent registered public accounting firm.

E&Y’s report on our financial statements dated October 14, 2019, for the two most recent fiscal years ended July 31, 2019 and 2018, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended July 31, 2019 and 2018, and in the subsequent interim periods through the effective date of termination of E&Y on May 29, 2020, there were no disagreements, resolved or not, with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the Company’s two most recent fiscal years ended July 31, 2019 and 2018 and in any subsequent interim periods through the effective date of termination of E&Y on May 29, 2020, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided E&Y with a copy of our current report on Form 8-K prior to its filing with the Securities and Exchange Commission on June 2, 2020, and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statements made in such current report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter from E&Y, dated May 29, 2020, is filed as Exhibit 16.1 to our current report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2020.

During the two most recent fiscal years ended July 31, 2019 and 2018 and any subsequent interim periods through the effective date of appointment of PwC on May 29, 2020, we had not, nor had any person on our behalf, consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had PwC provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

In the event ratification by the stockholders of the appointment of PwC as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Aggregate fees for professional services rendered to us by our former auditor, E&Y, for our last two fiscal years are set forth below:

	Year Ended July 31, 2019	Year Ended July 31, 2018
Audit Fees	$357,995	$264,800
Audit Related Fees	-	-
Tax Fees	72,277	40,250
Total	$430,272	$305,050

Audit Fees. Audit fees consist of aggregate fees for professional services in connection with the audit of our annual financial statements, quarterly reviews of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of aggregate fees for assurance and related services related to the audit or review of our financial statements that are not reported under “Audit Fees” above.

Tax Fees. Tax fees consist of aggregate fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services.

Pre-Approval of Services by the Independent Auditor

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the Company’s independent auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the Company’s independent auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the Company’s independent auditor. The Audit Committee has approved all audit and permitted non-audit services performed by its former independent auditor, E&Y, for Fiscal 2019.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, CHARTERED PROFESSIONAL ACCOUNTANTS, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2020.

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PROPOSAL NUMBER THREE:

APPROVAL OF 2020 STOCK INCENTIVE PLAN

We are seeking shareholder approval of our 2020 Stock Incentive Plan to authorize 6,000,000 additional shares for issuance pursuant to new awards, as described below.

Summary of 2020 Stock Incentive Plan

On June 5, 2020, our Board of Directors authorized and approved the adoption of the Company’s 2020 Stock Incentive Plan (the “2020 Stock Incentive Plan”), under which an aggregate of 27,640,197 of our shares of common stock may be issued, which consists of: (i) 11,778,500 shares issuable pursuant to awards previously granted that were outstanding under the 2019 Stock Incentive Plan (as described below) as of June 5, 2020; (ii) 9,861,697 shares remaining available for issuance under the 2019 Stock Incentive Plan as of June 5, 2020; and (iii) 6,000,000 additional shares that may be issued pursuant to awards that may be granted under the 2020 Stock Incentive Plan. The 2020 Stock Incentive Plan supersedes and replaces the Company’s 2019 Stock Incentive Plan, dated as originally ratified by the Board of Directors on June 6, 2019, as ratified by the stockholders of the Company at the Company’s annual meeting of stockholders held last year on July 31, 2019.

In the event that our stockholders do not approve our 2020 Stock Incentive Plan, our 2019 Stock Incentive Plan shall continue in full force and effect in accordance with its terms.

The purpose of our 2020 Stock Incentive Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

The 2020 Stock Incentive Plan is to be administered by our Compensation Committee which shall determine, among other things: (i) the persons to be granted awards under the 2020 Stock Incentive Plan; (ii) the number of shares or amount of other awards to be granted; and (iii) the terms and conditions of the awards granted. The Company may issue restricted shares, stock options, restricted stock units, stock appreciation rights, deferred stock rights and dividend equivalent rights, among others, under the 2020 Stock Incentive Plan. As indicated above, an aggregate of 27,640,197 of our shares may be issued pursuant to the grant of awards under the 2020 Stock Incentive Plan.

An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant’s continuous service only to the extent provided by the administrator under the 2020 Stock Incentive Plan. If the administrator under the 2020 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant’s service has been terminated for “cause”, he or she shall immediately forfeit all rights to any of the awards outstanding.

The 2020 Stock Incentive Plan will retain the best practice provisions of our existing 2019 Stock Incentive Plan that reinforce the alignment between stockholders’ interests and equity compensation arrangements. These provisions include, but are not limited to:

●	No discounted awards: the exercise price of an award must not be lower than 100% of the fair market value of the shares on the stock exchange at the time the award is granted;

●	No buyout without shareholder approval: outstanding options or non-qualified stock options (“SARs”) may not be bought out or surrendered in exchange for cash unless shareholder approval is received;

●

No repricing without shareholder approval: the Company may not, without shareholder approval, reprice an award by reducing the exercise price of a stock option or exchanging a stock option for cash, other awards or a new stock option with a reduced exercise price;

●

Minimum vesting requirements for “full-value” awards: except in the case of an award granted in substitution and cancellation of an award granted by an acquired organization and shares delivered in lieu of fully vested cash awards, any equity-based awards granted under the 2020 Stock Incentive Plan will have a vesting period of not less than one year from the date of grant; provided, however, that this minimum vesting restriction will not be applicable to equity-based awards not in excess of 5% of the number of shares available for grant under the 2020 Stock Incentive Plan. For avoidance of doubt, the foregoing restrictions do not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award in case of death or disability. The treatment of awards in connection with a change of control are described below;

●

No accelerated vesting of outstanding unvested awards and double-trigger change of control requirements: no acceleration of any unvested awards shall occur except in the case of the death or disability of the grantee or upon a change of control. In this respect the 2020 Stock Incentive Plan requires a “double-trigger” – both a change of control and a qualifying termination of continuing services – to accelerate the vesting of awards. In connection with a change in control, time-based awards shall only be accelerated if the awards are not assumed or converted following the change in control and performance based awards shall only be accelerated: (i) to the extent of actual achievement of the performance conditions; or (ii) on a prorated basis for time elapsed in ongoing performance period(s) based on target or actual level achievement. In connection with vesting of outstanding awards following a qualifying termination after a change in control (i.e., double-trigger vesting), the same conditions set forth in the preceding sentence will apply;

●	No dividends for unvested awards: holders of any awards which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such awards;

●

No liberal share recycling: shares issued under the 2020 Stock Incentive Plan pursuant to an award, or shares retained by or delivered to the Company to pay either the exercise price of an outstanding stock option or the withholding taxes in connection with the vesting of incentive stock awards or SARs, and shares purchased by the Company in the open market using the proceeds of option exercises, do not become available for issuance as future awards under the 2020 Stock Incentive Plan;

●

Transferability: the awards granted under the 2020 Stock Incentive Plan generally may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution;

●	No automatic grants: the 2020 Stock Incentive Plan does not provide for automatic grants to any eligible participant; and

●

No evergreen provision: the 2020 Stock Incentive Plan does not provide for an “evergreen” feature pursuant to which the shares authorized for issuance under the 2020 Stock Incentive Plan can be automatically replenished.

The foregoing summary of the 2020 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2020 Stock Incentive Plan; a copy of which has been included as Schedule “A” to this Proxy Statement; as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

Federal Income Tax Consequences

The United States federal income tax consequences to the Company and its eligible participants under the 2020 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the 2020 Stock Incentive Plan, to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the 2020 Stock Incentive Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the “Code”), the federal income tax consequences of the grant, vesting and exercise of awards under the 2020 Stock Incentive Plan and the subsequent disposition of shares of common stock acquired under the 2020 Stock Incentive Plan are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the 2020 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code Section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section, and the tax consequences described below are based on the assumption that such Awards comply with Code Section 409A. If it is determined that such Awards are subject to Code Section 409A and do not comply with Code Section 409A, different tax consequences and penalties may result.

In the case of an exercise of a non-qualified stock option or “SAR”, the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company’s common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”) purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance (“OASDI”), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance. For awards issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

In the case of an Incentive Stock Option (as defined in the 2020 Stock Incentive Plan), there is no tax liability at the time of exercise. However, the excess of the fair market value of the Company’s common stock on the exercise date over the option exercise price is included in the eligible participant’s income for purposes of the alternative minimum tax. If no disposition of the Incentive Stock Option stock is made before the later of one year from the date of exercise or two years from the date the Incentive Stock Option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price (and the Company will not be entitled to deduct any gain for federal income tax purposes). If the stock is not held for the required period, it is considered to be a “disqualifying disposition”, and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. The balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year), and will not result in any additional deduction by the Company. FICA and FUTA taxes will not apply to any ordinary income or capital gain from the exercise of an Incentive Stock Option, even in the case of a disqualifying disposition. Incentive Stock Options may only be issued to employees, and any options that are issued to non-employees are taxed as non-qualified stock options.

In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is freely transferable or no longer subject to a substantial risk of forfeiture (less the amount, if any, paid for the shares). However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the effective date of such election (i.e. the date of grant), and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. As to stock grants that are not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the fair market value of the shares received (determined as of the date of receipt), less the amount, if any, paid for the shares. In an employee-employer relationship, the amounts the award holder includes as ordinary income from the grant of a restricted or unrestricted stock award are subject to FICA and FUTA. The Company will also be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Recipients of grants of restricted stock units, deferred stock units or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to: (i) the amount of cash received under the terms of the award or, as applicable (ii) the fair market value of the shares received (determined as of the date of receipt, or if later, when such shares are no longer subject to a substantial risk of forfeiture) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. To the extent that an award is considered as an award of deferred compensation, it will be likely, under application of the “special timing rule”, that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit. The Company will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the holder’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Subject to the usual rules concerning reasonable compensation (including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes), and subject to the limits under Section 162(m) of the Code described below, the Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain “covered employees” as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance based compensation payable under a written binding agreement that was in effect on November 2, 2017 and was not subsequently materially amended (“Grandfathered Awards”). Therefore, compensation paid to a covered employee in excess of $1,000,000 will not be deductible for taxable years beginning on and after January 1, 2018, unless it is paid pursuant to a Grandfathered Award.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an Incentive Stock Option (for purposes of the alternative minimum tax only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received).

Information Regarding Plans Not Subject to Security Holder Action

As of July 31, 2019, we had one equity compensation plan, our 2019 Stock Incentive Plan. We are seeking shareholder approval of the 2020 Stock Incentive Plan as described above. The table set forth below presents information relating to our existing equity compensation plan as of July 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2019 Stock Incentive Plan) (3)	17,093,350	$1.30	6,885,376
Equity Compensation Plans Not Approved by Security Holders	Nil	N/A	Nil
Total	17,093,350	$1.30	6,885,376

Notes:

(1)

This figure represents: (i) 15,738,350 outstanding stock options having a weighted average exercise price of $1.30 and a weighted average remaining term of 2.54 years; (ii) 465,000 shares of our common stock underlying RSUs; and (iii) 890,000 shares of our common stock underlying PRSUs. Shares of our common stock underlying PRSUs are included assuming maximum payout, but may be paid out at lesser amounts, or not at all, depending on the achievement of performance criteria.

(2)	This price applies only to the stock options included in column (a) and is not applicable to the RSUs or PRSUs included in column (a).
(3)

Under our 2019 Stock Incentive Plan, stock-based awards are granted from a pool of available shares, with: (i) every share issuable pursuant to the exercise of a stock option or SAR counting as one share of common stock; and (ii) every share underlying restricted stock, a RSU, a PRSU or other right or benefit under our 2019 Stock Incentive Plan counting as two shares of common stock.

Current Awards Outstanding

The table set forth below presents information relating to our existing equity compensation plan as of June 8, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2019 Stock Incentive Plan) (3)	11,778,500	$1.22	9,861,697
Equity Compensation Plans Not Approved by Security Holders	Nil	N/A	Nil
Total	11,778,500	$1.22	9,861,697

Notes:

(1)

This figure represents: (i) 10,423,500 outstanding stock options having a weighted average exercise price of $1.22 and a weighted average remaining term of 3.66 years; (ii) 465,000 shares of our common stock underlying RSUs; and (iii) 890,000 shares of our common stock underlying PRSUs. Shares of common stock underlying PRSUs are included assuming maximum payout, but may be paid out at lesser amounts, or not at all, depending on the achievement of performance criteria.

(2)	This price applies only to the stock options included in column (a) and is not applicable to the RSUs or PRSUs included in column (a).
(3)

Under our 2019 Stock Incentive Plan stock-based awards are granted from a pool of available shares, with: (i) every share issuable pursuant to the exercise of a stock option or SAR counting as one share of common stock; and (ii) every share underlying restricted stock, a RSU, a PRSU or other right or benefit under our 2019 Stock Incentive Plan counting as two shares of common stock.

The Company had 184,187,920 shares of common stock outstanding as of June 8, 2020.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO APPROVE THE 2020 STOCK INCENTIVE PLAN.

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PROPOSAL NUMBER FOUR:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This Proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

In consideration of the Fiscal 2016 advisory vote by our stockholders on the frequency of “say-on-pay” votes, our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of say-on-pay votes. Accordingly, the next say-on-pay votes will be held at the Company’s annual meeting of stockholders to be held in 2021.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our 2019 executive compensation program are set forth in the “Executive Compensation” section of this Proxy Statement.

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2021 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Secretary of the Company no later than February 11, 2021. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2021 must submit such proposal to the Company on or before April 27, 2021, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani

Amir Adnani
President, Chief Executive Officer and a director

Dated:     June 8, 2020.

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Schedule “A”

2020 Stock Incentive Plan

The Company’s 2020 Stock Incentive Plan is attached hereto.

__________

__________

2020 STOCK INCENTIVE PLAN

For:

URANIUM ENERGY CORP.

Dated June 5, 2020

__________

URANIUM ENERGY CORP.

2020 STOCK INCENTIVE PLAN

1.	PURPOSE

1.1                     The purpose of this Stock Incentive Plan (the “Plan”) is to advance the interests of Uranium Energy Corp. (the “Company”) by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2                        This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3                      This Plan supersedes, replaces and is in substitution for the Company’s “2019 Stock Incentive Plan”, dated as originally ratified by the Board of Directors of the Company on June 6, 2019, as was ratified by the shareholders of the Company at the Company’s annual general meeting held on July 31, 2019. Any securities issued under the 2019 Stock Incentive Plan that are outstanding as of the date hereof are covered by this Plan. The maximum aggregate number of shares of the Company which may be issued pursuant to all awards under this Plan is set forth in Section 3.1(a) hereof.

2.	DEFINITIONS

2.1                         As used herein, the following definitions shall apply:

(a)	“Administrator” means the Committee or otherwise the Board;

(b)	“Affiliate” and “Associate” have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c)

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)	“Award” means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)	“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)	“Board” means the Board of Directors of the Company;

(g)

“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i)	refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)	unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)	performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)	dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)	commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(h)	“Change of Control” means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)

the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii)

a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)	the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv)	approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a Change of Control:

(i)	the closing of any public offering of the Company’s securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii)	the closing of a public offering of the Company’s securities through the facilities of any stock exchange; or

(iii)

with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a “change in the ownership”, a “change in the effective control” or a “change in the ownership of a substantial portion of the assets of the corporation” as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A)

a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already own more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B)	a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)	any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II)

a majority of the members of the corporation’s board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors prior to the date of the appointment or election; and

(C)

a change in the ownership of a substantial portion of the corporation’s assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation’s assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities;

(i)	“Code” means the United States Internal Revenue Code of 1986, as amended;

(j)	“Committee” means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i)	the Committee shall consist of two or more members of the Board;

(ii)

the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii)

the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 2.1(j)(ii) shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv)	members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(k)	“Common Stock” means the common stock of the Company;

(l)	“Company” means Uranium Energy Corp., a Nevada corporation;

(m)	“Consultant” means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(n)

“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(o)

“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(p)	“Corporate Transaction” means any of the following transactions:

(i)	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)

the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)

any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(q)	“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code;

(r)	“Deferred Stock Units” means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(s)	“Director” means a member of the Board or the board of directors of any Related Entity;

(t)

“Disability” or “Disabled” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(u)

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by Insiders;

(v)	“Eligible Participant” means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(w)	“Employee” means any person who is a full-time or part-time employee of the Company or any Related Entity;

(x)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(y)

“Fair Market Value” means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)

Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as required by those rules shall be used;

(ii)

Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii)

No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv)	Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v)

Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(z)	“Grantee” means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(aa)

“Grant Date” means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(bb)	“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code;

(cc)	“Insider” means:

(i)	a Director or Senior Officer of the Company;

(ii)	a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)	a person that has

(A)	direct or indirect beneficial ownership of,

(B)	control or direction over, or

(C)	a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(dd)	“Named Executive Officer” means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ee)	“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option;

(ff)

“Officer” means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(gg)	“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(hh)	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code;

(ii)	“Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code;

(jj)	“Plan” means this 2020 Stock Incentive Plan as amended from time to time;

(kk)

“Related Entity” means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(ll)

“Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(mm)

“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(nn)

“Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(oo)

“Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(pp)	“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(qq)	“SEC” means the United States Securities and Exchange Commission;

(rr)	“Senior Officer” means:

(i)

the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)	any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(rr)(i) above; and

(iii)

the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(rr)(i) or 2.1(rr)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(ss)	“Share” means a share of the Common Stock; and

(tt)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	STOCK SUBJECT TO THE PLAN

Number of Shares Available

3.1	(a)

Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 27,640,197 (the “Maximum Number”). The Maximum Number consists of (i) 11,778,500 Shares issuable pursuant to Awards previously granted and, if applicable, outstanding under the Company’s 2019 Stock Incentive Plan as of the date of this Plan as first written above, which Awards are covered by this Plan, (ii) 9,861,697 Shares remaining available for issuance under the 2019 Stock Incentive Plan as of the date of this Plan as first written above and (iii) 6,000,000 additional Shares that may be issued pursuant to Awards to be granted under this Plan. Refer to Section 29 for Reservation of Shares. For the purposes of calculating the Maximum Number of Shares that may be issued pursuant to all Awards: (i) every one (1) Share issuable pursuant to the exercise of an Option or SAR shall count as one (1) Share; and (ii) every one (1) Share underlying Restricted Stock, an unrestricted Share, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan shall count as two (2) Shares. Shares reacquired by the Company in the open market using cash proceeds from the exercise of Options will not be available for Awards under the Plan.

(b)

Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that Shares covered by an Award (or portion of an Award) which is forfeited, cancelled, expired or settled in cash (which cash settlement is only available with respect to Shares or in-the-money Options or SARs) shall be deemed not to have been issued for the purposes of determining the Maximum Number of Shares which may be issued under the Plan. For the avoidance of doubt: (i) the Company shall not return to the Plan any Shares tendered for the exercise of any Award under the Plan; (ii) Shares withheld to satisfy a Grantee’s tax withholding obligations shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; (iii) the gross (not net) number of Shares that are issued pursuant to the exercise of an Award shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; and (iv) if any stock-settled SARs are exercised, the aggregate number of Shares subject to such SARs shall be deemed issued under the Plan for the purposes of determining the Maximum Number of Shares.

(c)

However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

Shares to Insiders

3.2                        Subject to Sections 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a)	the Insider is not a Director or Senior Officer of the Company;

(b)	any Award, together with all of the Company’s other previously established or proposed Awards under the Plan could result at any time in:

(i)	the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii)	the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

Limitations on Award

3.3                        Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the “Award Limits”) shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)

Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Grantee shall be 1,000,000; all of which may be granted as Incentive Stock Options); and

(b)

Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 1,000,000.

4.	ADMINISTRATION

Authority of Plan Administrator

4.1                        Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

Powers of the Administrator

4.2                        Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)	to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)	to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)	to determine whether and to what extent Awards are granted hereunder;

(d)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)	to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)

to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price based on the Fair Market Value of the same, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)

to amend the terms of any outstanding Award granted under the Plan (other than the exercise price or acceleration of outstanding Awards), provided that any amendment that would adversely affect the Grantee’s rights under an existing Award shall not be made without the Grantee’s consent unless as a result of a change in Applicable Law;

(h)	to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)

to, subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)

to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)	to further define the terms used in this Plan;

(l)	to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)	to provide for rights of refusal and/or repurchase rights;

(n)

to amend outstanding Award Agreements (other than the exercise price or acceleration of outstanding Awards) to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)	to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)	to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), (i) the terms of outstanding Awards may not be amended to reduce the exercise price or provide for the acceleration of outstanding Options or SARs, and (ii) outstanding Options or SARs may not be cancelled, exchanged, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, in each of cases (i) or (ii) without stockholder approval.

Effect of Administrator’s Decision

4.3                        All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

Action by Committee

4.4                        Except as otherwise provided by committee charter or other similar corporate governance documents, for the purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Limitation on Liability

4.5                      To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member’s own part, excepting only the member’s own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term “person” as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.	ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.	AWARDS

Type of Awards

6.1                        The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a)	Shares, including unrestricted Shares;

(b)	Options;

(c)

SARs or similar rights with a fixed price at no less than a grant date Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d)	any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e)	Deferred Stock Units;

(f)	Dividend Equivalent Rights, as defined in Section 13; or

(g)	any combination of the foregoing.

Designation of Award

6.2                        Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. Refer to Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.	GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

Grant of Options

7.1	(a)

One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c)	The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

General Terms and Conditions

7.2                        Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)

Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule;

(b)

Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a “Ten Percent Stockholder”), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c)

Exercise Price. The exercise price of any Option shall be determined by the Administrator when the Option is granted, at such exercise price as may be determined by the Administrator in the Administrator’s sole and absolute discretion; provided, however, that the exercise price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the exercise price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d)

Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e)	Exercise After Certain Events.

(i)	Termination of Continuous Services.

 (A)         Options.

(I)

Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)

Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)). However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)

Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee’s personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

Limitations on Grant of Incentive Stock Options

7.3	(a)

Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)

Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

(c)	Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.	RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards

8.1                        Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock shall be evidenced by Award Agreements.

Consideration

8.2                        Restricted Stock may be issued in connection with:

(a)	Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)

Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock on the date of issuance.

Voting and Dividends

8.3                       Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. Holders of Restricted Stock which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

8.4                       In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock.

Certificates for Restricted Stock

8.5                      Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (Refer to Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.	UNRESTRICTED STOCK AWARDS

Except as otherwise provided for in Section 21, the Administrator may, in its sole discretion, grant (or sell at not less than 100% of the Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan. Holders of such Shares from an Award of Unrestricted Shares which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Shares.

10.	RESTRICTED STOCK UNITS

Grant of Restricted Stock Units

10.1                    Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock Units shall be evidenced by Award Agreements.

Number of Restricted Stock Units

10.2                      The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

Consideration

10.3                      Restricted Stock Units may be issued in connection with:

(a)	Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)

Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock Units on the date of issuance.

No Voting Rights

10.4                      The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

Dividends and Dividend Equivalency

10.5                      The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (Refer to Section 13, Dividend Equivalent Right). Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid. Holders of Restricted Stock Units which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Restricted Stock Units.

Creditor’s Rights

10.6                     A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Settlement of Restricted Stock Units

10.7                      Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)	a specific date or date determinable by a fixed schedule;

(b)

upon the Eligible Participant’s termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)	as a result of the Eligible Participant’s death or Disability; or

(d)	in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

Forfeiture

10.8                     Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.	DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

Except as otherwise provided for in Section 21, the grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the “Deferred Stock Units”) shall be governed by the provisions of Subpart A which is attached hereto. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.	STOCK APPRECIATION RIGHTS

Awards of SARs

12.1                    A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (Refer to Performance Goals in Section 14.4).

Term

12.2                      The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator, provided that the term of a SAR shall expire not later than ten years after the Grant Date of such SAR.

Exercise

12.3                      A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator’s election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the “exercise date”.

Number of Shares or Amount of Cash

12.4                      Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Effect of Exercise

12.5                      A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

Dividends

12.6                   Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested SARs shall have the right to receive any dividends declared or paid with respect to such SARs. Holders of SARs which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such SARs. The Administrator may provide that any dividends paid on SARs must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such SARs. All distributions, if any, received by a Grantee with respect to SARs as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

12.7                   In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.	DIVIDEND EQUIVALENT RIGHT

A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a “Dividend Equivalent Right”). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of a Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may not contain terms and conditions different from such other Award.

Subject to the following, a Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award; provided, however, that the holder of Dividend Equivalent Rights, including any Award of which it forms a component, which have not vested are not entitled to receive dividends, however, dividends may be accrued and paid upon vesting of such Dividend Equivalent Rights together with their related Awards if applicable.

14.	TERMS AND CONDITIONS OF AWARDS

In General

14.1                  Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

Term of Award

14.2                      The term of each Award shall be the term stated in the Award Agreement.

Transferability

14.3	(a)

Limits on Transfer. No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, to a Grantee’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights or to the limited extent provided in this Section 14.3(a). All rights with respect to an Award granted to a Grantee shall be available during his or her lifetime only to the Grantee. Notwithstanding the foregoing, the Grantee may, in a manner specified by the Administrator, if the Administrator so permits, transfer an Award by bona fide gift and not for any consideration, to (i) a member or members of the Grantee’s immediate family, (ii) a trust established for the exclusive benefit of the Grantee and or member(s) of the Grantee’s immediate family, (iii) a partnership, limited liability company or other entity whose only members are the Grantee and/or member(s) of the Grantee’s immediate family, or (iv) a foundation in which the Grantee and/or member(s) of the Grantee’s immediate family control the management of the foundation’s assets. Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

(b)

Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

Performance Goals

14.4                     In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

Acceleration and Lapse of Restrictions

14.5                    The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), in the event of death or Disability, accelerate the time within which outstanding Awards may be exercised, provided that no outstanding unvested Awards shall vest prior to death or Disability.

The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (prior to, coincident with or subsequent to death or Disability) determine that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, as of such date as the Administrator may, in its sole discretion, declare.

The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

Compliance with Section 162(m) of the Code

14.6                     Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

Compliance with Section 409A of the Code

14.7                     Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

Section 280G of the Code

14.8                   Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

Dividends

14.9                    Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested Awards shall have the right to receive any dividends declared or paid with respect to such Awards. Holders of Awards which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Awards. The Administrator may provide that any dividends paid on Awards must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Awards. All distributions, if any, received by a Grantee with respect to Awards as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Exercise of Award Following Termination of Continuous Service

14.10                  An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Cancellation of Awards

14.11                 In the event a Grantee’s Continuous Services has been terminated for “Cause”, he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee’s behalf. Should any provision to this Section 14.11. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.	ADDITIONAL TERMS FOR SO LONG AS THE SHARES ARE LISTED ON A STOCK EXCHANGE

15.1                     For so long as the Shares are listed on a stock exchange, and to the extent required by the rules of such stock exchange, the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)	the exercise price of an Award must not be lower than 100% of the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b)

the number of securities issuable to Insiders, at any time, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company’s total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(c)

the number of securities issued to Insiders, within any one year period, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.	PAYMENT FOR SHARE PURCHASES

Payment

16.1                      Payment for Shares purchased pursuant to this Plan may be made:

(a)	Cash. By cash, cashier’s check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)

Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)

Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =	net Shares to be issued to Grantee;
b =	number of Awards being exercised;
c =	Fair Market Value of a Share; and
d =	Exercise price of the Awards; or

(d)

Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

Combination of Methods

16.2                     By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.	WITHHOLDING TAXES

Withholding Generally

17.1                     Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

Stock for Withholding

17.2                    To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In General

18.1                      Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Company’s Right to Effect Changes in Capitalization

18.2                     The existence of outstanding Awards shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

19.	CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Company is Not the Survivor

19.1                      Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding in-the-money and vested Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change of Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

The Administrator shall also have the authority to condition any such Award’s vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change of Control or Related Entity Disposition.

Effective upon the consummation of a Corporate Transaction, Change of Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

Company is the Survivor

19.2                    In the event of a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

Change of Control

19.3                   If there is a Change of Control, the Administrator may, without the consent or approval of any Eligible Participant, affect one or more of the following alternatives only, which may vary among individual Eligible Participants and which may vary among Awards held by any individual Eligible Participant: (i) provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Administrator determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies; (ii) subject to the restrictions contained in the paragraph immediately below, provide for acceleration of the vesting and exercisability of, or lapse of restrictions, in whole or in part, with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction; or (iii) subject to the restrictions contained in the paragraph immediately below, cancel any such Awards and to deliver to the Eligible Participants cash in an amount that the Administrator shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Shares on such date over the exercise price of such Award.

For the purposes of the alternatives set forth in paragraphs (i) and (ii) above only, and unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control in which the successor company assumes or substitutes for an Award (or in which the Company is the ultimate parent corporation and continues the Award) and (i) the Grantee’s employment with such successor company (or the Company) or a subsidiary thereof is terminated without Cause and (ii) that termination occurs within 12 months after such Change of Control (or such other period set forth in the Award Agreement), then:

(a)

Awards outstanding as of the date of such Change of Control (or termination of Continuous Services, if later) will immediately vest upon the Change of Control (or termination of Continuing Services, if later), become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award; and

(b)

the restrictions, limitations and other conditions applicable to Awards outstanding as of the Change of Control (or termination of Continuous Services, if later) shall lapse and the Awards shall become free of all restrictions, limitations and conditions and become fully vested.

For the purposes of this Section, Awards shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Award, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Administrator in its sole discretion and its determination shall be conclusive and binding.

Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control, to the extent the successor company does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then as of the Change of Control:

(i)	those Awards outstanding as of the date of the Change of Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable;

(ii)

restrictions, limitations and other conditions applicable to Awards that are not assumed or substituted for (or continued) shall lapse and the Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant; and

(iii)

any Award subject to performance criteria shall be prorated based on the performance from the Award Date to the date of the Change of Control. The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period.

20.	PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.	RESTRICTION ON AND VESTING OF SHARES

Except as otherwise provided for in this Section 21, the Award Agreements with respect to Restricted Stock, unrestricted Shares, Restricted Stock Units, Deferred Stock Units or any right or benefit under this Plan, other than Options or SARs, shall provide that the Grantee may not dispose of any such Awards (or the underlying Shares) for a minimum restriction period of one year from the date of grant; provided, however, that the Administrator may provide for earlier termination of such restriction period in its discretion. Notwithstanding the foregoing, up to 5% of the Maximum Number of Shares available for allotment and issuance, transfer or delivery as either unrestricted Shares or Deferred Stock Units under the Plan (the “Excepted Shares”) shall not be subject to the minimum one-year restriction period described in the preceding sentence, it being understood that the Administrator may, in its discretion, and at the time an Award is granted, designate any Shares that are subject to such Award as Excepted Shares; provided that, in no event shall the Administrator designate any such Shares as Excepted Shares after the time such Award is granted.

For avoidance of doubt, the foregoing restrictions do not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award in case of death or Disability. The treatment of Awards in connection with a Change of Control shall be governed solely in accordance with Section 19 hereof.

In addition, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares’ Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.	CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.	ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee’s Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

Compliance With Applicable Law

24.1                      An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Investment Representation

24.2                      As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.	NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee’s employment or other relationship at any time, with or without Cause.

26.	EFFECTIVE DATE AND TERM OF PLAN

This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated.

27.	SHAREHOLDER APPROVAL

This Plan shall be subject to approval by the shareholders of the Company within 12 months from the date the Plan is adopted by the Company’s Board for any and all intended Incentive Stock Options granted hereunder. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options. In the event that shareholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28.	AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a “housekeeping” or clerical nature; (ii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date or the acceleration of such Award; and (iii) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.	RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; or Shares forfeited back to the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.	BUYOUT OF AWARDS

Subject to Section 4.2 hereof, the Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.	APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or “blackout” periods.

32.	GOVERNING LAW

The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.	MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

__________

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.                        Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.                       Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an “Election”). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

                            For purposes of this Subpart A, the following definitions shall apply:

“Annual Retainer” for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

“Attendance Fee” means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

“Canadian Director” means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

“Canadian Tax Act” and “Canadian Tax Regulations” means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

“Deferred Stock Unit” means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

“Eligible Director” is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

“Eligible Remuneration” means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

“Prescribed Plan or Arrangement” means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

“Remuneration Period” means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

“Salary Deferral Arrangement” means a salary deferral arrangement as defined in the Canadian Tax Act.

1.                          Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)	the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)	the deferral period.

Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.                          Determination of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.                            No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4.                          Dividends and Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director’s account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained by the Fair Market Value on the date on which the dividend is paid. (See Section 13 of the Plan, Dividend Equivalent Right). Holders of Deferred Stock Units which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Deferred Stock Units.

5.                         Eligible Director’s Account. A written confirmation of the balance in each Eligible Directors’ Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.                          Creditor’s Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.                          Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)	a specific date or date determinable by a fixed schedule;

(b)

upon the Eligible Director’s termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)	as a result of the Eligible Director’s death or Disability; or

(d)	in connection with or as a result of a Change of Control in compliance with 409A of the Code.

The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director’s account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8.                         Canadian Directors. If a Deferred Stock Unit granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.                         Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan.

10.                          Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.                          Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning given in the Plan.

__________

URANIUM ENERGY CORP.
C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES	
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Amir Adnani 02 Spencer Abraham 03 David Kong 04 Vincent Della Volpe 05 Ganpat Mani
06 Gloria Ballesta

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3	To approve the Company's 2020 Stock Incentive Plan.	☐	☐	☐
4	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000470562_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

ANNUAL MEETING OF STOCKHOLDERS OF
URANIUM ENERGY CORP.
Being held on Thursday, July 30, 2020

The undersigned hereby appoints **Amir Adnani** (President, Chief Executive Officer and a director of the Company) and **Thomas J. Deutsch**, of McMillan LLP (legal counsel to the Company) as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Uranium Energy Corp. held of record by the undersigned on June 4, 2020, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 on Thursday, July 30, 2020 at 11:00 a.m. (Vancouver time) or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000470562_2 R1.0.1.18